File Nos. 333-220957
811-03240

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 8	[X]
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 320	[X]
(Check Appropriate Box or Boxes)

The Variable Annuity Life Insurance Company Separate Account A
(Exact Name of Registrant)
THE VARIABLE ANNUITY LIFE INSURACE COMPANY
(Name of Depositor)
2929 Allen Parkway, Houston, Texas 77019
(Address of Depositor’s Principal Offices) (Zip Code)
Depositor’s Telephone Number, including Area Code: (713) 831-3575
Johnpaul S. Van Maele
The Variable Annuity Life Insurance Company
2919 Allen Parkway, Houston, Texas 77019
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☒ on April 28, 2025 pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date) pursuant to paragraph (a)(1) of Rule 485.
If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Check each box that appropriately characterizes the Registrant:
☐ New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act
☐ Insurance Company relying on Rule 12h-7 under the Exchange Act
☐ Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Title of Securities Being Registered: Units of interest in The Variable Annuity Life Insurance Company Separate Account A of The Variable Annuity Life Insurance Company under variable annuity contracts.

The Variable Annuity Life Insurance Company
Separate Account A
Units of Interest Under Individual
Fixed and Variable Deferred Annuity Contract
Portfolio Director® Freedom Advisor
April 28, 2025
Prospectus
The Variable Annuity Life Insurance Company (“VALIC”) offers the Portfolio Director® Freedom Advisor individual fixed and variable deferred annuity contract, which is comprised of an array of Variable Investment Options and available Fixed Account Options described in this prospectus (the “Contract”). The Contract is available as an individual retirement account (IRA) or as a non-qualified contract. If you are considering funding an IRA with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the IRA itself. You should fully discuss this decision with your financial professional.
The Contract is intended to be used where you have engaged an investment adviser to provide investment advice regarding the periodic allocation of investments within the Contract. The investment adviser will charge a fee for such services, and any fee is in addition to the Contract’s fees and expenses.
Advisory Program fees deducted from the Contract may reduce the death benefit and annuity benefits, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Any guarantees under the Contract, including the death benefit, that exceed the value of your interest in the VALIC Separate Account A (“Separate Account”) are paid from our General Account, which is the Company’s account and includes any amounts you allocate to Fixed Account Options including any interest thereon. Therefore, any amounts that we may pay under the Contract in excess of your interest in the Separate Account are subject to our financial strength, claims-paying ability, and our long-term ability to make such payments.
This prospectus provides information you should know before investing in the Contract and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.
The owner of an individual Contract may cancel a newly purchased Contract within 20 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract value. You should review this prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.
Investment in the Contract is subject to risk that may cause the value of the Contract Owner’s investment to fluctuate, and when the Contract is surrendered, the value may be higher or lower than the Purchase Payments.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at www.Investor.gov.

Glossary of Terms

Unless otherwise specified in this prospectus, the words “we,” “us,” “our,” “Company,” and “VALIC” mean The Variable Annuity Life Insurance Company and the words “you” and “your” mean the individual purchasing a Contract.
Other specific terms we use in this prospectus are:
Account Value — the total sum of your Fixed Account Option(s) and/or Variable Investment Option(s) that have not yet been applied to your annuity payments.
Advisory Program — the investment advice service provided by your Investment Adviser. Guided Portfolio AdvantageSM is the financial advice services offered by our affiliate, VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary (VFA). A separate investment advisory fee and agreement are required for this service.
Annuitant — the individual (in most cases, you) to whom Payout Payments will be paid.
Annuity Service Center — Retirement Services Center, P.O. Box 15648, Amarillo, Texas 79105.
Assumed Investment Rate — the rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Investment Option.
Beneficiary — the individual designated to receive the death benefit or Payout Payments upon the death of the Annuitant.
Business Day — any weekday that the New York Stock Exchange (“NYSE”) is open for trading. Normally, the NYSE is open Monday through Friday, from 9:30 a.m. to 4:00 p.m. Eastern Time. On U.S. holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.
Code — the Internal Revenue Code of 1986, as amended.
Contract Owner — the individual or entity to whom the Contract is issued.
Division — the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.
Fixed Account Option — an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC’s General Account.
Home Office — located at 2919 Allen Parkway, Houston, Texas 77019.
Investment Adviser — is the investment adviser that you have engaged to provide services as part of the Advisory Program. We only support Advisory Programs that are offered through VFA. There are advisory fees associated with an Advisory Program. Those fees are separate from the Contract’s fees and charges.
VALIC is not an investment adviser to the Advisory Program and does not provide any advice under the Advisory Program.
Market Close — the close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time, on each day the NYSE is open for business.
Mutual Fund or Fund — the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.
Net Purchase Payments — the total sum of Purchase Payments minus withdrawals and charges.
Payout Payments — annuity payments withdrawn in a steady stream during the Payout Period. This may also be referred to as an “Annuity Income Payment.”
Payout Period — the time when you begin to withdraw your money in Payout Payments.
Payout Unit — a measuring unit used to calculate Payout Payments from your Variable Investment Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Investment Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.
Platform Charge — a fee we charge in order to make certain underlying Funds available as an investment option under the Contract.
Proof of Death — a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.
Purchase Payments — an amount of money you pay to VALIC to receive the benefits of a Contract.
Purchase Period — the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). This may also be called the “Accumulation Period.”
Purchase Unit — a unit of interest owned by you in your Variable Investment Option.
Statement of Additional Information or SAI — a supplementary document that provides additional information about your Contract. This document is not part of the prospectus and should be read only in conjunction with the prospectus for your Contract.
Systematic Withdrawals — payments withdrawn on a regular basis during the Purchase Period.
VALIC Separate Account A or Separate Account — a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Investment Option, if selected.
Variable Investment Option — investment options that correspond to Separate Account Divisions available under the Contract.

Important Information You Should Consider About the Contract

FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals	There are no surrender or withdrawal charges under the Contract.	Fee Tables
Transaction Charges
•While you are enrolled in an Advisory Program, you will pay an Advisory
Program fee to your Investment Adviser, and your Investment Adviser may direct VALIC to deduct such fee from your Account Value.
•There may also be taxes on Purchase Payments.
Fee Tables Fees and Charges
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. The fees and expenses do not reflect any advisory fees paid to an Investment Adviser from the Contract or other Contract owner assets. If such charges were reflected, the fees and expenses would be higher.
				Fees and Charges
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.60%	0.60%
	Investment Options[2] (Fund fees and expenses)	0.21%	1.07%
1 As a percentage of average daily net asset value allocated to a Variable
Investment Option.
2 As a percentage of Fund net assets, plus any applicable amounts deemed to be Platform Charges. Currently, there are no amounts deemed to be Platform
Charges.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract.

	Lowest Annual Cost: $827	Highest Annual Cost: $1,698
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
base Contract fees and Fund fees
and expenses
•No optional benefits
•No surrender charges or advisory
fees
•No additional Purchase Payments,
transfers, or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
base Contract fees and Fund fees
and expenses
•No surrender charges or advisory
fees
•No additional Purchase Payments,
transfers, or withdrawals

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including your principal investment.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•The benefits of tax deferral and long-term income mean the Contract is generally more beneficial to investors with a long investment time horizon.

Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract.
•Each Variable Investment Option and each Fixed Account Option has its own unique risks.
•You should review the investment options before making an investment decision.

Insurance Company Risks
An investment in the Contract is subject to the risks related to us, VALIC. Any obligations (including under any Fixed Account Option), guarantees, and benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about us, including our financial strength ratings, is available upon request by calling 1-800-448-2542 or visiting
www.corebridgefinancial.com/rs.

RESTRICTIONS
Investments
•While the Advisory Program is in place, you are personally prohibited from making transfers among investment options in the Contract. During such period, transfer instructions may only be provided by the Investment
Adviser. If you terminate the Advisory Program, you may make transfers among the investment options subject to certain restrictions.
•Transfers between the investment options, as well as certain purchases and redemptions, are subject to policies designed to deter market timing and frequent transfers.
•Transfers to and from the Fixed Account Options are subject to special restrictions.
•We reserve the right to remove or substitute Funds as investment options.
Variable Investment Options and Fixed Account Options Transfers Between Investment Options
TAXES
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the
Contract.
•If you purchase the Contract as an individual retirement account, there is no additional tax benefit under the Contract.
•Withdrawals, including withdrawals to pay your Investment Adviser’s fees, may be subject to ordinary income tax. You may have to pay a tax penalty if you take a withdrawal before age 59½.
Federal Tax Matters

	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
In order to purchase the Contract, you must engage an Investment Adviser to provide investment advice in the Contract. Your Investment Adviser will charge an Advisory Program Fee. We do not set your investment advisory fee. While VALIC may deduct the Advisory Program Fee from your Account
Value based on instructions from your Investment Adviser, we do not retain any portion of these fees. If VFA is the Investment Adviser of your Advisory
Program, VALIC, as the parent company of VFA will indirectly benefit from
VFA’s receipt of Advisory Program Fees.
In addition, VFA’s financial professionals and their managers are eligible for benefits from us or our affiliates, such as non-cash compensation items.
We do not pay sales commissions in connection with sales of the Contracts.
However, we pay a one-time transaction fee to certain affiliated financial professionals in our call center who sell you this Contract as a rollover. Such financial professionals do not provide investment advisory services, act as the Investment Adviser or receive any portion of the Advisory Program Fee under this Contract.
One or more of these conflicts of interest may influence your financial professional to recommend this Contract over another investment.
General Information – Distribution of the Contracts
Exchanges
Some financial professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should exchange a contract you already own only if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.

Overview of the Contract

Purpose of the Contract
The Contract is designed to help you invest on a tax-deferred basis, meet long-term financial goals, and plan for your retirement. You can accumulate assets by investing in the Contract’s investment options and then later convert those accumulated assets into a stream of guaranteed income payments from us. The Contract includes a death benefit that may help financially protect your Beneficiary or Beneficiaries in the event of your death.
This Contract may be appropriate for you if you have a long investment time horizon and the Contract’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals or for people who intend to frequently trade in the Contract’s investment options.
The Contract is intended to be used where you have engaged an Investment Adviser to provide investment advice regarding the periodic allocation of investments within the Contract. If you elect to pay your Investment Adviser’s fees from your Contract, the deduction of those fees may reduce the death benefit and any annuity benefits, and may be subject to federal and state income taxes and a 10% federal penalty tax. See “Advisory Program” and “Federal Tax Matters” later in this prospectus.
The Contract is available as an IRA or as a non-qualified contract.
Phases of the Contract
Like all deferred annuities, the Contract has two phases: (1) a Purchase Period (for savings) and (2) a Payout Period (for income).
Purchase Period. During the Purchase Period, you invest your money under the Contract in one or more available investment options to help you build assets on a tax-deferred basis. The available investment options may include:
•
Variable Investment Options. When you invest in a Variable Investment Option, you are indirectly investing in the Variable Investment Option’s underlying Mutual Fund. The Mutual Funds have different investment objectives, strategies, and risks. You can gain or lose money if you invest in a Variable Investment Option.

Additional information about each Mutual Fund is provided in an appendix to this prospectus. Please see APPENDIX A – FUNDS AVAILABLE UNDER THE CONTRACT.
•
Fixed Account Options. When you invest in a Fixed Account Option (Fixed Account Plus or Short-Term Fixed Account), your principal is guaranteed and earns interest based on a rate set and guaranteed by us.
The amount of money you accumulate during the Purchase Period depends (in part) on the performance of the investment options you choose. While the Advisory Program is in place, you are personally prohibited from making transfers among investment options in the Contract and your Investment Advisor will be responsible for providing all transfer and reallocation instructions. In order for you to transfer Account Value among investment options, you must first terminate the Advisory Program. If you have terminated the Advisory Program, you (instead of the Investment Adviser) may transfer money between investment options during the Purchase Period, subject to certain restrictions. Your accumulated assets impact the value of your benefits during the Purchase Period, including the death benefit as well as the amount available for withdrawal.
Payout Period. When you are ready to receive guaranteed income under the Contract, you can switch to the Payout Period, at which time you will start to receive Payout Payments from us. This is also referred to as “annuitizing” the Contract. You generally decide when to annuitize. You can choose from the available payout options, which may provide income for life, for a guaranteed period of time, or a combination of both. You can also choose to receive payments on a variable or fixed basis, or a combination of both. If the Payout Payments are fixed, the dollar amount of each payment will be the same. If the Payout Payments are variable, the dollar amount for the payments will fluctuate.
The death benefit from the Purchase Period does not apply during the Payout Period. Any amount payable upon death during the Payout Period depends on the payout option selected. You cannot take withdrawals of Account Value or surrender the Contract during the Payout Period.
Contract Features
IRA or NQDA. The Contract is available as an IRA or as a non-qualified deferred annuity.
Accessing Your Money. You may withdraw money from the Contract at any time during the Purchase Period. If you make a withdrawal, you may have to pay income taxes, including a tax penalty if you are younger than age 59½. Withdrawals may negatively impact the value of your benefits under the Contract.
Tax Treatment. Money can be transferred between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. Earnings and untaxed contributions are not taxed until they are distributed, which may occur when making a withdrawal, upon receiving a Payout Payment, or upon payment of the death benefit. You do not receive any additional tax benefit under the Contract if you are considering funding an IRA with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the IRA itself.
Death Benefit. If you die during the Purchase Period, we pay a death benefit to your Beneficiary or Beneficiaries. The Contract has two possible death benefits (interest guaranteed death benefit and standard death benefit), both of which are automatically included in the Contract for no additional fee.
Systematic Withdrawals. This program, which is available at no additional charge, allows you to automatically receive withdrawals on a regular basis during the Purchase Period.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. The fees and expenses below do not reflect any advisory fees paid to your Investment Adviser from Contract assets. If such charges were reflected, the fees and expenses would be higher.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer cash value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Maximum Surrender Charge	None
The following tables describe the fees and expenses that you will pay each year during the time that you own the Contract, not including the Fund fees and expenses.
Annual Contract Expenses
Annual Variable Investment Option Maintenance Charge	None

Annual Fees	Current	Maximum
Base Contract Expenses(1) (as a percentage of average daily net asset value allocated to the Variable Investment Option)	0.60%	0.60%
Annual Fund Expenses
The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of Funds available under the Contract, including their annual expenses, may be found in Appendix A of this document.
Annual Fund Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees (if applicable), and other expenses)	Minimum(2)	Maximum(3)
	0.21%	1.07%
Footnotes to the Fee Tables
(1) Also referred to as “Separate Account Charges.” See “Purchase Unit Value” in the SAI for a discussion of how the Separate Account Charges impact the calculation of each Division’s unit value. For additional information, see “Fees and Charges – Separate Account Charges.”
(2) The Mutual Fund with the lowest total annual fund operating expenses is the Goldman Sachs VIT Government Money Market Fund.
(3) The Mutual Fund with the highest total annual fund operating expenses is the VALIC Company I International Growth Fund and Small Cap Special Values .
Examples
These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses.
Each example assumes that you invest a single Purchase Payment of $100,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, or the effect of any advisory fees paid to your Investment Adviser from the Contract. If these fees and charges were reflected, the costs would be higher. Your actual costs may be higher or lower than the examples below.
The first set of examples assumes the most expensive combination of annual Contract expenses and annual Fund expenses. Based on these assumptions, your costs would be:
(1) If you surrender your Contract at the end of the applicable time period:
1 Year	3 Years	5 Years	10 Years
$1,698	$5,268	$9,084	$19,812

(2) If you annuitize your Contract or you do not surrender your Contract:
1 Year	3 Years	5 Years	10 Years
$1,698	$5,268	$9,084	$19,812
The second set of examples assumes the least expensive combination of annual Contract expenses and annual Fund expenses. Based on these assumptions, your costs would be:
(1) If you surrender your Contract at the end of the applicable time period:
1 Year	3 Years	5 Years	10 Years
$827	$2,589	$4,504	$10,058
(2) If you annuitize your Contract or you do not surrender your Contract:
1 Year	3 Years	5 Years	10 Years
$827	$2,589	$4,504	$10,058

Principal Risks of Investing in the Contract

Risk of Loss. Variable annuities involve risks, including possible loss of principal. Your losses could be significant. This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk. This Contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long-time horizon.
Withdrawal Risk. You should carefully consider the risks associated with withdrawals under the Contract. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% federal tax penalty. A withdrawal may reduce the value of your benefits. For instance, a withdrawal may reduce the value of the death benefit. A total withdrawal (surrender) will result in the termination of your Contract. We may defer payment of withdrawals from a Fixed Account Option for up to six months when permitted by law.
Variable Investment Option Risk. Amounts that you invest in the Variable Investment Options are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Variable Investment Options that you select make money, your Account Value goes up, and if they lose money, your Account Value goes down. Each Variable Investment Option’s performance depends on the performance of its underlying Mutual Fund. Each Mutual Fund has its own investment risks, and you are exposed to the Mutual Fund’s investment risks when you invest in a Variable Investment Option. You are responsible for selecting Variable Investment Options that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance.
Deduction of Advisory Program Fee Risk. If you elect to deduct your Investment Adviser’s fees from the Contract, such deductions may reduce the death benefit and annuity benefits, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Financial Strength and Claims-Paying Ability Risk. All guarantees under the Contract that are paid from our general account are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Business Disruption. Our business is also vulnerable to disruptions from natural and man-made disasters and catastrophes, such as but not limited to hurricanes, windstorms, flooding, earthquakes, wildfires, solar storms, war or other military action, acts of terrorism, explosions and fires, pandemic (such as COVID-19) and other highly contagious diseases, mass torts, failure of telecommunications or other critical infrastructure and other catastrophes. A natural or man-made disaster or catastrophe may negatively affect the computer and other systems on which we rely, and may also interfere with our ability to receive, pick up and process mail, to calculate Purchase Unit values, process other contract-related transactions, or otherwise provide our services, or have other possible negative impacts. While we have developed and put in place what we believe to be appropriate business continuity and disaster recovery plans and procedures to mitigate operational risks and potential losses related to business disruptions resulting from natural and man-made disasters and catastrophes, there can be no assurance that we, our agents, the underlying Funds or our service providers will be able to successfully avoid negative impacts resulting from such disasters and catastrophes.
Cybersecurity Risk. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers, our business is vulnerable to physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), cyber-attacks, user error or other disruptions to the confidentiality, integrity, or availability of such systems and data. These risks include, among other things, the theft, misuse, corruption, disclosure and destruction of sensitive business data, including personal information, maintained on our or our business partners’ or service providers’ systems, interference with or denial of service attacks on websites and other operational disruptions and/or unauthorized release of confidential customer information, including as a result of social engineering attacks or employee malfeasance. Such systems failures and cyber-attacks or incidents affecting us, any third-party administrator, the underlying Funds, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect us and your contract value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website, our distribution partners, or with the underlying Funds, impact our ability to calculate Purchase Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers, distribution partners and other intermediaries to regulatory fines and enforcement action, litigation risks and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the affected underlying Funds to lose value. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. Despite our implementation of policies and procedures, which we believe to be reasonable, that address physical, administrative and technical safeguards and controls and other preventative actions to protect our systems and sensitive business and customer information and reduce the risk of cyber-incidents, there can be no assurance that we or our distribution partners or the underlying Funds or our service providers will avoid cyber-attacks or information security breaches in the future that may affect your contract and/or personal information.
General Information

About the Contract
The Contract was developed to help you save money for your retirement.
The retirement savings process with the Contracts will involve two stages: the Purchase Period, and the Payout Period. The Purchase Period is when you make contributions into the Contracts called “Purchase Payments.” The Payout Period begins when you decide to annuitize all or a portion of your Account Value. For more information, see “Purchase Period” and “Payout Period.”
If you have questions about your Contract, call your financial professional or contact us at 1-800-448-2542.
All material state variations are described in Appendix B.
About VALIC
We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director Freedom Advisor. Our principal offices are located at 2919 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States. VALIC is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”).
About VALIC Separate Account A
When you direct money to the Contract’s Variable Investment Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call “Divisions.” Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.
VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the “1940 Act”). Units of interest in VALIC Separate Account A are registered as securities under the Securities Act of 1933, as amended (the “1933 Act”).
VALIC Separate Account A is administered and accounted for as part of the Company’s business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract Owner, annuitants, and beneficiaries of the Contracts.
We are obligated to pay all amounts promised to investors under the Contracts. The commitments under the Contracts are the sole obligation of VALIC. All amounts paid from our General Account, including our obligations under any Fixed Account Option and any death benefits, or Payout Payments in excess of your amounts in the Separate Account are subject to the Company’s financial strength, claims-paying ability, and long-term ability to make payments.
Units of Interest
Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day’s performance of the underlying Mutual Fund minus any applicable fees and charges to VALIC Separate Account A.
Distribution of the Contract
As of the date of this prospectus, the principal underwriter and distributor for VALIC Separate Account A is Corebridge Capital Services, Inc. (“CCS” or “Distributor”). CCS, an affiliate of the Company, is located at 30 Hudson Street, 16th Floor, Jersey City, NJ 07302. For more information about the Distributor, see “Distribution of Variable Annuity Contracts” in the SAI.

VFA
The Contract is sold by licensed insurance agents who are registered representatives of VALIC Financial Advisors, Inc. (“VFA”), which is an SEC-registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). VALIC receives payments from some Mutual Fund companies for exhibitor booths at meetings and to assist with the education and training of VFA representatives.
VFA representatives who sell the Contracts do not receive commission payments and, instead, in their role as investment advisory representatives, receive a portion of the investment advisory fees that you pay to participate in the Advisory Program with the remainder of those fees retained by VFA.
For more information about how your financial professional may be compensated, please contact your financial professional.
Mutual Funds
The Mutual Funds or their registered investment advisers or their affiliates (“Mutual Fund Entities”) may make payments to VALIC, typically for administrative, recordkeeping, and shareholder services that VALIC provides for the underlying Mutual Fund(s).
In addition, VALIC and/or its affiliates may receive payments from Mutual Fund Entities that voluntarily choose to participate in, and that are designed to defray the costs associated with, conferences, seminars, training, or other educational events sponsored by VALIC and its affiliates where such funds and services are discussed and that are attended by VFA financial professionals, VALIC employees, employees of our affiliates and/or plan sponsors and plan consultants. Moreover, these Mutual Fund Entities may also make payments to VALIC and/or its affiliates for exhibitor booths at meetings and to assist with education and training of VFA financial professionals.
Consultants
VALIC and its affiliates sometimes retain and compensate business consultants to assist VALIC in marketing group employee benefit services to employers. These business consultants are not associated persons of VFA or affiliated with
VALIC or its affiliates and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC’s general overhead and are not charged back to employers, group employee benefit plans or plan participants.
Sponsorships
VALIC and its affiliates maintain ongoing relationships with various organizations and associations, including trade associations, unions, and other industry groups, to which VALIC and/or its affiliates makes sponsorship payments for marketing and advertising opportunities. These marketing and advertising opportunities may take the form of participation in leadership and recognition events, educational conferences, speaking opportunities, booth space and signage at membership conferences and similar events, and membership dinners. Such payments are typically flat fees (either one-time or recurring) and are not based on transactions or sales.
VALIC and its affiliates also have ongoing relationships with retirement plan sponsors. As part of these ongoing relationships, VALIC and its affiliates sponsor events and seminars for plan participants that provide education for plan participants, as well as marketing and advertising opportunities for VALIC and its affiliates. Such sponsorships may include providing occasional meals, entertainment, or nominal gifts to the extent permitted by FINRA rules.
These various sponsorships may be considered endorsements of the products of VALIC or its affiliates, may result in additional annuity or other product sales to plan participants, and provide an incentive to these organizations, associations, and plan sponsors to promote the products and services of VALIC and its affiliates.
Administration of the Contracts
VALIC is responsible for the administrative servicing of your Contract. Please contact the Annuity Service Center at 1-800-448-2542, if you have any comments, questions, or service requests.
Variable Investment Options and Fixed Account Options

The Contracts offers several Variable Investment Options and two Fixed Account Options.
This prospectus describes a Contract in which units of interest in VALIC’s Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Investment Options. Variable Investment Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different Mutual Fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.
Variable Investment Options
The Contracts enable you to participate in Divisions that represent the Variable Investment Options. These Divisions comprise all of the Variable Investment Options that are made available through VALIC Separate Account A.

Information regarding each Fund, including (i) its name, (ii) its type, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See “Appendix A – Funds Available Under the Contract.”
Each Fund has issued a prospectus that contains more detailed information about the Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Fund prospectuses may be obtained by calling 1-800-448-2542, or visiting www.corebridgefinancial.com/rs/prospectus-and-reports/annuities.
Shares of certain of the Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as “shared funding.” These Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as “mixed funding.” There are certain risks associated with mixed and shared funding, such as conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Fund’s prospectus.
Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well-balanced and diversified investment portfolio. As just one example, investing one’s total retirement savings in a limited number of investment options may cause that individual’s retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk.
Fixed Account Options
Portfolio Director Contracts features two guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees under the Fixed Account Options are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act.

Fixed Account Options	Description
Fixed Account Plus
This Fixed Account Options provides for a fixed rate of interest with a long-term horizon. It is credited with interest rates set by VALIC. The account is guaranteed to earn at least a minimum rate of interest as shown in your Contract. Your money may be credited with a different rate of interest depending on the time period in which it is accumulated. Purchase Payments allocated to Fixed Account Plus will receive a current rate of interest. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new
Purchase Payments.

Short-Term Fixed Account
This Fixed Account Options provides fixed-return investment growth for the short-term. It is credited with interest at rates set by VALIC, which may be lower than the rates credited to Fixed Account Plus, above. The account is guaranteed to earn at least a minimum rate of interest as shown in your Contract. Your money may be credited with a different rate of interest depending on the time period in which it is accumulated.

Generally, a current interest rate is declared at the beginning of each calendar month and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. You may obtain current interest rates by calling the Annuity Service Center or speaking with your financial professional.
VALIC guarantees that all contributions received during a calendar month will receive that month’s current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.
Your fixed account interest crediting rates are guaranteed for amounts allocated to each fixed account for up to 1 year. Thereafter, for fixed account options, VALIC will declare annual fixed account crediting rates each Contract year, and this rate will never be lower than the minimum guaranteed rate as referenced in your Contract. Factors that influence the declared fixed account renewal rate include, but are not limited to, the level of US treasury rates, credit spreads on corporate bonds and other fixed income instruments, company asset-liability matching strategies, the length of the Contract withdrawal charge period and the number of years since your annuity Contract was issued.
Purchase Period

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Variable Investment Option and Fixed Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.
Account Establishment
You may purchase the Contract through a VFA financial professional. Initial Purchase Payments must be received by VALIC either with, or after, a completed application.
The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. The minimum initial Purchase Payment is $25,000. We reserve right to accept initial Purchase Payments below $25,000. The minimum subsequent Purchase Payment is $1,000.
When an initial Purchase Payment is accompanied by an application, we will promptly:
•
Accept the application and establish your account within 2 Business Days. We will also apply your Purchase Payment by crediting the amount, effective the date we accept your application, to the Fixed or Variable Investment Option(s) indicated by the investment advice provided by your Investment Adviser; or
•
Request additional information to correct or complete the application. We will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, effective the date we accept your application, by crediting the amount to the Fixed or Variable Investment Option(s) indicated by the investment advice provided by your Investment Adviser; or
•
Reject the application and return the Purchase Payment.
VALIC may reject an incomplete application, which may include for failing to enroll in an Advisory Program. If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate regulatory authority.
When Your Account Will Be Credited
You may make Purchase Payments into your Contract through age 85.
A Purchase Payment must be “in good order” before it can be posted to your account. “In good order” means fully and accurately completed form(s) and/or instructions, including necessary documentation and that all required information and/or documentation to any given transactions has been received by us and that, where applicable, the funds (check, wire, or ACH) clearly identify the individual SSN to which they are to be applied. Purchase Payments must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).
If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.
Note that if the Purchase Payment is not in good order, you will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.
We will allocate Purchase Payments (less any charges) to the Variable Investment Option(s) and Fixed Account Option(s) selected by you. Each selection must be a whole percentage of Purchase Payments.
Throughout the duration of the Contract, VALIC may close one or more of the Fixed Account Options to deposits or transfers, and to transfers among the investment options, with advance written notice. VALIC may make the Fixed Account Options available or close the Fixed Account Options as frequently as it determines at any point in time while the Contract is in force, provided that VALIC gives advance written notice in each case.
Purchase Units
A Purchase Unit is a unit of interest owned by you in your Variable Investment Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as “Number of Shares” and the Purchase Unit values may be shown as “Share Price” on some account statements. See “Purchase Unit Value” in the SAI for more information and an illustration of the calculation of the unit value.
Calculation of Value for Fixed Account Options
The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company’s general assets. Purchase Payments allocated to the Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company’s general assets.
The value of your Fixed Account Option is calculated on a given Business Day as shown below:
Value of Your Fixed Account Options
=	(equals)
All Purchase Payments made to the Fixed Account Options
+	(plus)
Amounts transferred from Variable Investment Options to the Fixed Account Options
+	(plus)
All interest earned
–	(minus)
Amounts transferred or withdrawn from Fixed Account Options (including applicable fees and charges)
Calculation of Value for Variable Investment Options
All or a portion of your Purchase Payments will be allocated to the Variable Investment Options listed in this prospectus. An overview of each of the Variable Investment Options may be found in “Appendix A – Funds Available Under the Contract”, the “Variable Investment Options and Fixed Account Options” section in this prospectus, and in each Mutual Fund’s prospectus. The Purchase Unit value of each Variable Investment Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See “Fees and Charges.” Your account will be credited with the applicable number of Purchase Units, including any dividend or capital gains per share declared on behalf of the underlying Fund as of that day. The number of Purchase Units you are credited is calculated the day we process your Purchase Payment. Please see the When Your Account Will Be Credited section above.
The Purchase Unit value is determined by multiplying the Purchase Unit value for the preceding Business Day by a factor for the current Business Day. The factor is determined by:
1. dividing the net asset value per share of the Underlying Fund at the end of the current Business Day, plus any dividend or capital gains per share declared on behalf of the Underlying Fund as of that day, by the net asset value per share of the underlying Fund for the previous Business Day; and
2. multiplying it by one minus all applicable daily asset based charges.
We determine the number of Purchase Units credited to your contract by dividing the Purchase Payment by the Purchase Unit value for the specific Variable Investment Option.
If the Purchase Payment is in good order as described and is received by us by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day’s Purchase Unit value. Purchase Payments in good order received by us after Market Close will be credited the next Business Day and will receive the next Business Day’s Purchase Unit value. Because Purchase Unit values for each Variable Investment Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Investment Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.
During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Goldman Sachs VIT Government Money Market Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Investment Option, which invests in the Goldman Sachs VIT Government Money Market Fund, will lose value.
Any deductions you authorize to pay your Investment Adviser’s fees will cancel, or reduce, Purchase Unit values.
Additional Purchase Payments
After your initial Purchase Payment, there is no requirement to make subsequent Purchase Payments. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. We reserve the right to discontinue subsequent Purchase Payments. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.
If your Account Value falls below $2,500, we may close the account and pay the Account Value. Any such account closure will be subject to applicable distribution restrictions under the Contract.

Advisory Program

The Contract is intended to be used where you have engaged an Investment Adviser to provide advice regarding the periodic allocation of investments within the Contract. So long as you are enrolled in the Advisory Program, your Investment Adviser will provide you with investment advice and will be responsible for providing transfer and reallocation instructions to VALIC. Where VALIC Financial Advisors, Inc. (VFA) is your Investment Adviser, VFA and its investment advisory representatives are responsible for providing investment advice and not VALIC. You may terminate the Advisory Program at any time. If you terminate the Advisory Program, your Contract will remain in force.
Your Investment Adviser is not acting on VALIC’s behalf but rather is acting on your behalf. VALIC does not offer advice about how to allocate your Account Value. VALIC is not responsible for any recommendations that your Investment Adviser makes, any investment models or asset allocation programs they choose to follow, or any specific transfers that are made on your behalf.
Advisory Agreement and Fees
When you enroll in an Advisory Program you will enter into an investment advisory agreement with your Investment Adviser (“Advisory Agreement”). VALIC is not a party to the Advisory Agreement. Your Investment Adviser may direct VALIC to withdraw a specified amount from your Account Value for the payment of advisory fees under the Advisory Program (the “Advisory Program Fee”) pursuant to authorizations that you have provided to your Investment Adviser. The Advisory Program Fee charged by your Investment Adviser is in addition to any fees and expenses charged under your Contract.
Implications of Withdrawals to Pay Advisory Program Fee. Partial withdrawals, including those taken to pay the Advisory Program Fee, can reduce certain benefits guaranteed under the Contract, including Contract death benefits and annuity benefits. Please see Impact of Advisory Fees in both the Death Benefits and Payout Period sections. If your Contract is an IRA or Roth IRA, partial withdrawals to pay the Advisory Program Fee generally can qualify as expenses of the IRA and thus qualify as non-taxable. Partial withdrawals from a non-qualified Contract are treated as a taxable distribution. Effective January 1, 2020, however, fees taken from a non-qualified individual contract used to pay VFA’s Advisory Program Fee will not be considered distributions or withdrawals from the account for tax purposes and therefore not treated as a taxable distribution beginning with the 2020 tax year. If you are under age 59½, withdrawals may be subject to an additional 10% tax. You should consult with your financial and/or tax advisor for any advice regarding potential tax considerations relating to the payment of the Advisory Program Fee from your Contract.
If VFA is your Investment Adviser, the Advisory Program Fee must be withdrawn from your Contract. If in the future you enroll in a different investment advisory program, a fee for that program might be paid either by you directly (from assets outside of the Contract) or from the Contract, depending upon the provisions of that program and the type and frequency of the payment required.
Reallocations & Transfer Instructions
While the Advisory Program is in place, you are prohibited from making transfers among investment options in the Contract. During such period, transfer instructions may only be provided by the Investment Adviser. If you terminate the Advisory Program, you may make transfers among the investment options subject to the transfer restrictions in the section below entitled “Transfer Between Investment Options.”
Unless you direct us otherwise, your Investment Adviser will forward instructions regarding the allocation of your Account Value, and will request financial transactions involving investment options. If your Investment Adviser has this authority, we deem that all such transactions that are directed by your Investment Adviser with respect to your Contract have been authorized by you. You will receive a confirmation of any financial transactions involving the purchase or sale of Purchase Units. You must contact VALIC immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Investment Adviser until we receive notification of the revocation of such person’s authority. We may also suspend, cancel or limit the Investment Adviser’s authorization at any time. In addition, we may restrict the investment options available for transfers or allocation of Purchase Payments. We will notify you and your Investment Adviser if we implement any such restrictions or prohibitions.
Transfers and reallocations made by your Investment Adviser are subject to the restrictions on transfers between Investment Options that are discussed in the section below entitled “Transfers Between Investment Options.”
Termination of the Advisory Program
You may terminate the Advisory Program at any time. However, the terms and conditions of how to terminate the Advisory Program will be set forth in your Advisory Agreement. Please consult with your Investment Adviser if you have questions about terminating the Advisory Program. We may continue to rely on instructions from your Investment Adviser until we receive notice of termination of the Advisory Agreement. If you terminate the Advisory Program, your Contract will remain in force.
In order for you to transfer Account Value among investment options, you must first terminate the Advisory Program.

Transfers Between Investment Options

If you are enrolled in an Advisory Program, you have entered into an Advisory Agreement or other agreement that grants the Investment Adviser the discretionary authority to manage the assets in the Contract. As your investment objectives and willingness to assume investment risk change, you should consult your Investment Adviser. While the Advisory Program is in place, you are prohibited from making transfers among investment options in the Contract and your Investment Adviser will be responsible for providing all transfer and reallocation instructions. See the section above entitled “Advisory Program: Reallocations & Transfer Instructions.” In order for you to transfer Account Value among investment options, you must first terminate the Advisory Program.
Transfers made during the Purchase Period or during the Payout Period are subject to certain restrictions. We reserve the right to limit the number, frequency (minimum period of time between transfers) or dollar amount of transfers you can make and to restrict the method and manner of providing or communicating transfers or reallocation instructions. You will be notified of any changes to this policy through newsletters or information posted online at www.corebridgefinancial.com/rs.
Policy Against Market Timing and Frequent Transfers
VALIC has a policy to discourage excessive trading and market timing. Transfers among investment options due to Advisory Program reallocations do not count against these transfer limitations. Our investment options are not designed to accommodate short-term trading or “market timing” organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading may also raise fund expenses, such as recordkeeping and transaction costs, and can potentially harm fund performance. Further, excessive trading may harm fund investors, as the excessive trader takes security profits intended for the entire fund, and could force securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy could cause the fund’s performance to suffer, and exerts downward pressure on the fund’s price per share.
Accordingly, VALIC implemented certain policies and procedures intended to discourage short-term trading. If you sell Purchase Units in a Variable Investment Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Investment Option for 30 calendar days.
This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:
•
Purchase transactions involving transfers of assets or rollovers;
•
Roth IRA conversions or IRA recharacterizations;
•
Systematic purchases or redemptions;
•
Systematic account reallocations and/or rebalancing; or
•
Trades of less than $5,000.
As described in a Fund’s prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above.
We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your Account Value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.
The Fixed Account Options are subject to additional transfer restrictions:
Fixed Account Option	Value	Frequency	Other Restrictions
Fixed Account Plus:	Up to 20% per Contract Year	At any time
If assets are transferred from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new
Purchase Payments.

	100%	At any time	If Account Value is less than or equal to $500.
Short-Term Fixed Account:	Up to 100%	At any time	After a transfer into the Short-Term Fixed Account, assets may not be transferred from the Short-Term Fixed Account for 90 days.(1)

(1)
VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
From time to time, we may waive the 20% transfer restriction on Fixed Account Plus for transfers to other investment options.
Effective Date of Transfer
The effective date of a transfer will be the date of receipt “in good order”, if received in our Home Office before Market Close; otherwise, the next date values are calculated.
Transfers During the Payout Period
During the Payout Period, transfer instructions must be given in writing and mailed to the Annuity Service Center. Transfers may be made between the Contract's investment options subject to the following limitations:
Payout Option	% of Account Value	Frequency
Variable Payout:	Up to 100%	Once every 365 days
Combination Fixed and Variable Payout:	Up to 100% of money in variable option payout	Once every 365 days
Fixed Payout:	Not permitted	N/A
Fees and Charges

By investing in the Contract, you may be subject to these fees and charges:
•
Premium Tax Charge
•
Separate Account Charges (referred to as “Base Contract Expenses” under “Fee Tables”)
•
Fund Expenses
•
Other Charges
•
Advisory Program Fees
These fees and charges are applied to the Fixed and Variable Investment Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the “Fee Tables.”
Premium Tax Charge
Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge. See Appendix B for variations of the premium tax charge that may be applicable in your state.
Separate Account Charges
The Separate Account Charge is 0.60% which is guaranteed and may not be increased for the life of your Contract. The charge is deducted daily from the net assets.
The separate account charges are to compensate the Company for assuming certain risks under the Contract. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering the Contract and administering and marketing the Variable Investment Options. Separate Account Charges are applied to Variable Investment Options during both the Purchase Period and Payout Period.
Fund Expenses
Charges deducted from, and expenses paid out of, the assets of the Funds are described in the prospectuses for the Funds.
Other Charges
We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.
Advisory Program Fees
In order to purchase the Contract, you must have engaged an Investment Adviser to provide investment advice in the Contract. When you enroll in an Advisory Program, you will enter into an investment advisory agreement with your Investment Adviser (“Advisory Agreement”). Under the terms of the Advisory Agreement the Adviser will help you select investment options for the Contract. Advisory Program Fees for such services will not exceed an annual rate of 1.5% of the Contract’s cash value for the period to which the Advisory Program Fees relate. The Contract is solely liable for the fees. The Advisory Program Fees may not constitute compensation to the Investment Adviser for services related to any assets other than the Contract. The Advisory Program Fees are an expense of the Contract and not a distribution to you as the owner. VALIC is not a party to the Advisory Agreement. Your Investment Adviser may direct VALIC to withdraw a specified amount from your Account Value for the payment of advisory fees under the Advisory Program (the “Advisory Program Fee”) pursuant to authorizations that you have provided to your Investment Adviser. The Advisory Program Fee charged by your Investment Adviser is in addition to any fees and expenses charged under your Contract.
While VALIC may deduct the Advisory Program Fee from your Account Value based on instructions from your Investment Adviser, we do not retain any portion of these fees. Where VFA is the Investment Adviser of your Advisory Program, VALIC, as the parent company of VFA, may indirectly benefit from VFA’s receipt of Advisory Program Fees. If you terminate the Advisory Program or surrender your Contract, you may be responsible for the portion of the Advisory Program Fee through the termination date of the Advisory Program or surrender date of your Contract. Please consult with your Investment Adviser or review your Advisory Agreement regarding the amount and calculation of your Advisory Program Fee, as well as how to terminate the agreement.
Payout Period

The Payout Period begins when you elect to annuitize all or a portion of your Account Value. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Investment Options in which your Purchase Payments were made, or transfer to different ones. If you do not elect a payout option, the payout option will mirror the allocation of investment options in your Contract upon annuitization. For example, if your Account Value is allocated solely to the Variable Investment Options upon annuitization and you have not made an election, a variable payout option will be applied, or if your Account Value is allocated to a Fixed Account Option a fixed payout option will be applied. Similarly, if your Account Value is allocated to both Variable Investment Options and Fixed Account Options, a combination fixed and variable payout option will be applied.
Payout Payments on a Fixed Basis
Under a payout on a fixed basis, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:
•
Type and duration of payout option chosen;
•
Your age or your age and the age of your survivor (1);
•
Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);
•
The portion of your Account Value being applied; and
•
The payout rate being applied and the frequency of the payments.

(1)
This applies only to joint and survivor payouts.
If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.
Assumed Investment Rate
An “Assumed Investment Rate” or “AIR” is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Investment Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.
Payout Payments on a Variable Basis
With a payout on a variable basis, you may select from your existing Variable Investment Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Investment Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Investment Option except that the Payout Unit value includes a factor for the AlR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the SAI.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Investment Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Investment Option is lower than your AIR, your subsequent payments will be less than your first payment.
Payout Payments on a Combination of a Fixed and Variable Basis
With a combination fixed and variable payout, you may choose:
•
From your existing Variable Investment Options (payments will vary); with a
•
Fixed payout (payment is fixed and guaranteed).
Partial Annuitization
A Contract Owner may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.
Payout Date
The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC 30 days prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.
The following additional rules also apply when determining the payout date.
•
The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 95, and may not be later than age 95 without VALIC’s consent.
•
Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 72.
•
All Contracts require distributions to commence within a prescribed period after the death of the Contract
Owner, subject to the specific rules which apply to the type of arrangement under which the contract is issued.
•
The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.
Payout Options
You may specify the manner in which your Payout Payments are made. You may select one of the following options:
1.
Life Only — payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.
2.
Life with Guaranteed Period — payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.
3.
Life with Cash or Unit Refund — payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner’s Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner’s Account as of the date we receive Proof of Death, less the Payout Payments.
4.
Joint and Survivor Life — payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment. For example, if the Annuitant dies before receiving a Payout Payment the first Payout Payment will be made to the second designated person. If both the

Annuitant and the second designated person die before the first Payout Payment is made, no Payout Payments will be made.
5.
Payment for a Designated Period — payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.
Impact of Advisory Program Fees on Payout Payments
If you are participating in the Advisory Program and your Investment Adviser’s fee is deducted from your Contract, the deduction of the Advisory Program Fee will reduce the annuitization benefit. The examples below assess the impact of the deduction of Advisory Program Fees on the Contract’s value upon annuitization, assuming an initial $100 deposit.
1.
If, at the payout date, the Contract value has increased to $120 and you have had $1 deducted for the Advisory Program Fee, the Contract value is reduced to $119. Your Payout Payments will be based on a Contract value of $119.
2.
If, at the payout date, the Contract value has decreased to $90 and you have had $1 deducted for the Advisory Program Fee, the Contract value is reduced to $89. Your Payout Payments will be based on a Contract value of $89.
Surrender of Account Value

When Surrenders Are Allowed
You may withdraw all or part of your Account Value at any time before the Payout Period begins if allowed under federal and state law. However, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59½.
Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In addition, we may defer making payments from of the Fixed Account Options for up to six months, or less, if required by law. If payment is deferred, interest will accrue until the payment is made.
VALIC may be required to suspend or postpone the payment of a withdrawal for more than 7 days when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Investment Options is not reasonably practicable; or (4) the SEC, by order, so permits for the protection of Contract Owners.
Surrender Process
To surrender all or a portion of your Account Value during the Purchase Period, you must complete a surrender request form and submit it to the Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order.
We may be required to suspend or postpone payments if redemption of an underlying Fund’s shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.
We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check or the electronic funds transfer clears.
Amount That May Be Surrendered
The amount that may be surrendered during the Purchase Period is equal to your Account Value next computed after your properly completed request for surrender is received in our Home Office. If you are enrolled in an Advisory Program, the Advisory Program Fee may be withdrawn from your Account Value upon surrender if you have authorized the Investment Adviser to withdraw the fee from your Contract. There is no guarantee that the surrender value in a Variable Investment Option will ever equal or exceed the total amount of your Purchase Payments received by us. The surrender value in a Fixed Account Option will never be less than the Purchase Payments allocated to the Fixed Account Option (less amounts transferred to a Variable Investment Option or withdrawn from the Fixed Account Option).
Partial Surrenders
You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender will reduce your Account Value. A request for a partial surrender will result in a proportional amount being removed from each Fixed Account and Variable Investment Option unless otherwise specified. If you take systematic withdrawals, it will always be a proportional amount from all investment options.
The reduction in the number of Purchase Units credited to your Variable Investment Option Account Value will equal:
The amount surrendered from the Variable Investment Option	÷ (divided by)	Your Purchase Units next computed after the written request for surrender is received at the Annuity Service Center

Forced Surrenders
If your Account Value falls below $2,500, we may close your account and pay the Account Value. Any such account closure will be subject to applicable distribution restrictions under the Contract. If the Company closes your account, you may not receive notice of the closure prior to receiving the distribution of your Account Value.
Systematic Withdrawals
You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Investment Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.
Under the terms of the Advisory Agreement the Investment Adviser will help you select investment options for the Contract. Advisory Program Fees for such services will not exceed an annual rate of 1.5% of the Contract’s cash value for the period to which the Advisory Program Fees relate, The Contract is solely liable for the fees. The Advisory Program Fees may not constitute compensation to the Adviser for services related to any assets other than the Contract. The Advisory Program Fees are an expense of the Contract and not a distribution to you as the owner. Any payment of advisory fees inconsistent which such requirements may be treated as withdrawals for tax purposes by the Company and/or by the IRS. Notwithstanding tax treatment of Advisory Program Fees by the Company, federal and/or state taxing authorities could determine that such fees should be treated as taxable withdrawals. In such circumstances any expenses prior to your attainment of age 59½ could result in a 10% early withdrawal penalty tax in addition to income tax.
Please consult your tax professional regarding the impact of deducting advisory fees from Account Value before making any election to do so.
Exchange Privilege

From time to time, we may offer to exchange certain fixed or variable contracts into the Contract. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.
Benefits Available Under the Contract

The following tables summarize information about the benefits available under the Contract.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Interest Guaranteed Death Benefit	Provides a death benefit based on the greater of Account Value or Net Purchase Payments plus interest	No Charge	•Payable only during the Purchase Period •Payable only if death occurs before age 70 •May not be available in all states •Withdrawals may significantly reduce the benefit
Standard Death Benefit	Provides a death benefit based on the greater of Account Value or Net Purchase Payments	No Charge
•Payable only during the Purchase Period
•Generally payable only if death occurs on or after age 70
•Payable in any state where the interest guaranteed death
benefit is not available, even if death occurs before age 70
•Withdrawals may significantly reduce the benefit

Systematic Withdrawals	Allows you to automatically receive withdrawals on a regular basis during the Purchase Period	No Charge	•No more than one systematic withdrawal election may be in effect at any time •We reserve the right to discontinue any or all systematic withdrawals or to change the terms at any time

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Advisory Program	The investment advice service provided by your Investment Adviser	Not applicable
•A separate investment advisory fee and agreement is
required
•If you pay any investment adviser fee from the Contract,
any deduction may reduce the death benefit and annuity
benefits, and may be subject to federal and state income
taxes and a 10% federal penalty tax.

Death Benefits

The Contracts will pay death benefits during either the Purchase Period or the Payout Period.
The Process
VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death or a written statement by an attending physician. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued, and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.
If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit will be payable. Please see Impact of the Deduction of Advisory Program Fees on Death Benefit below regarding impacts to your death benefit due to the deduction of Advisory Program Fees.
Beneficiary Information
The Beneficiary may receive death benefits:
•
In a lump sum;
•
In the form of an annuity under any of the Payout Options;
•
In partial payments over the Beneficiary’s life expectancy (where permitted); or
•
In a manner mutually agreeable between the Beneficiary and VALIC that is in accordance with applicable laws and regulations.
Payment of any death benefits must be within the time limits set by federal tax law, if any. In the case of an IRA, a spousal
Beneficiary may continue the Contract or may roll the funds over to an IRA. If the Beneficiary elects a life annuity for a designated or fixed period, the guarantee period cannot exceed the Beneficiary’s life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Contract Owner had under the Contract.
Special Information for Nonqualified Contracts
It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant’s death. However, the Contract will be assigned to the contingent owner, if any, or to the Contract Owner’s estate. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See “Federal Tax Matters.”
During the Purchase Period
Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Investment Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.
As indicated above, a Contract Owner may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

Death Benefit Before Age of 70
The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70, provided that the benefit is available in your state.
The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.
Step 1: Determine your Fixed Account Option Value by taking the greater of:
Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
or
100% of Purchase Payments invested in Fixed Account Option
– (minus)
Amount of all prior withdrawals from the Fixed Account Option, charges and any portion of Account Value applied under a Payout Option
Step 2: Determine your Variable Investment Option Value by taking the greater of:
Value of Variable Investment Options on date all paperwork is complete and in a form acceptable to VALIC
or
100% of Purchase Payments invested in Variable Investment Options
– (minus)
Amount of prior withdrawals (out of) or transfers (out of) the Variable Investment Options
+ (plus)
Interest at an annual rate as specified in your Contract
Step 3: Add step 1 + 2 = Death Benefit
For purposes of this calculation amounts transferred into the Variable Investment Option will be treated as Purchase Payments.
This value may be adjusted if the total amount of any death benefit exceeds the Account Value.
Death Benefit On or After Age 70
The standard death benefit is payable if death occurs on or after age 70, or at any age in a state where the interest guaranteed death benefit is not available.
The standard death benefit will be the greater of:
Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
or
100% of Purchase Payments (to Variable Investment Options and/or Fixed Account Options)
–	(minus)
Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option
Adjusted Purchase Payment Amount
If the total amount of any death benefit payable from the Variable Investment Options and Fixed Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:
A.	100% of Purchase Payments
–	(minus)
B.	Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
+	(plus)
C.	Interest on the result of A minus B at an annual rate as specified in your Contract (see below).
Each “Gross Withdrawal” is calculated by multiplying the Adjusted Purchase Payment Amount by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Adjusted Purchase Payment Amount. The interest adjustment in C. above is added only if you are under age 70 at the time of death.
The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

During the Payout Period
If the Annuitant dies during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the “Payout Period” section of this prospectus.
•
If the life only option or joint and survivor life option was chosen, there will be no death benefit.
•
If the life with guaranteed period option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:
1.
Receive the present value of any remaining payments in a lump sum; or
2.
Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or
3.
Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under the Contract and/or under federal tax law, including additional permitted delays before beginning distributions, as well as being able to continue the Contract as their own and not as a beneficiary account.
Impact of the Deduction of Advisory Program Fees on Death Benefit
If you are participating in the Advisory Program and your Investment Adviser’s fee is deducted from your Contract, the deduction of the Advisory Program Fee may reduce the death benefit. The examples below assess the impact of the Advisory Program Fee on the Contract’s death benefit assuming an initial $100 deposit and no additional payments and no withdrawals.
1.
If, at the end of the year, the Contract value increases to $120 and you pay a $1 Advisory Program Fee, the Contract value is reduced to $119. If you die, your Contract’s death benefit is $119.
2.
If, at the end of the year, the Contract value decreases to $90 and you pay a $1 Advisory Program Fee, the Contract value is reduced to $89. However, the Advisory Program Fee will not reduce the death benefit which will be at least $100 (your premium payment) (or higher if you are younger than 70 at your death) due to the Death Benefit Contract guarantee.
Please note that if you are participating in an Advisory Program offered through a third-party Investment Adviser, the example below instead applies. Example 2 does not apply to you.
3.
If, at the end of the year, the Contract value decreases to $90 and you pay a $1 Advisory Program Fee, the Contract value is reduced to $89. However, the Advisory Program Fee will reduce the death benefit to $99 (your premium payment less Advisory Program Fees deducted) (or higher if you are younger than 70 at your death) due to the Death Benefit Contract guarantee.
Other Contract Features

Changes That May Not Be Made
The following terms in the Contracts may not be changed once your account has been established:
•
The Contract Owner (except for nonqualified Contract); and
•
The Annuitant.
Change of Beneficiary
The Beneficiary (if not irrevocable) may usually be changed at any time. Two or more Beneficiaries may be designated to received separate percentage interests in the death benefits payable under the Contract. Each such Beneficiary may separately exercise the rights that a Beneficiary has under the Contract.
One or more contingent Beneficiaries may be designated. A contingent Beneficiary may be designated. A contingent Beneficiary will receive benefits payable upon the Annuitant’s death if all of the primary Beneficiaries have died prior to the Annuitant. A contingent Beneficiary will have all of the same rights as a Beneficiary during the Purchase Period or Payout Period.
If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant’s estate, except in the case of a nonqualified Contract where the Contract Owner and

Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner’s estate.
If a Beneficiary dies prior to the Annuitant, that Beneficiary's interest will be divided pro-rata among the remaining named Beneficiaries.
If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary’s estate.
Contingent Owner
The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.
Cancellation — The “Free Look” Period
The Contract Owner may cancel a Contract by returning it to the Company within 20 days after it is received. (A longer period will be allowed if required under state law.) See “Appendix B—State Contract Variability.” During the “free look” period, Purchase Payments will be allocated in accordance with your investment objective based on the investment advice from the Investment Adviser. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at the Annuity Services Center before the end of the “Free Look” period. A refund will be made to the Contract Owner within seven days after receipt of the Contract.
Generally, the amount of the refund will be equal to your Account Value the day we receive your request unless your Contract was issued in a state requiring the return of Purchase Payments. Additionally, all Contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your Contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your Contract during the free look period, we return the greater of (1) your
Purchase Payments; or (2) the Account Value on the day we receive your request in good order at the Annuity Service Center. The Contract will be void once we issue a refund.
We Reserve Certain Rights
We may amend the Contract to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Investment Options offered under the Contract. For example, we may add new Variable Investment Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Investment Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Investment Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Investment Option offered may have different fees, expenses, objectives, strategies and risks.
We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.
We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.
Voting Rights

As discussed in the “About VALIC Separate Account A” section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Investment Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.
Who May Give Voting Instructions
During the Purchase Period, you will have the right to give voting instructions to VALIC Separate Account A for the Fund shareholder meetings. Proxy materials and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.
Determination of Fund Shares Attributable to Your Account
During the Purchase Period
The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or after a Death Benefit Has Been Paid
The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.
How Fund Shares Are Voted
VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Contract Owners invested in that Fund entitled to give instructions at that shareholder meeting. VALIC
Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received. One effect of proportional voting is that a small number of Contract Owners may determine the outcome of a vote. In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.
In the event that shares of a Fund are owned by VALIC or an affiliated insurance company for their own benefit, such shares will be voted proportionally based on instructions received from Contract Owners.
Federal Tax Matters

The Contracts generally provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under “Premium Tax Charge.” Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general informational purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company’s understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.
Types of Plans
Tax rules vary, depending on whether the Contract is offered as an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under many types of retirement arrangements, including the following:
•
Section 408(b) traditional IRAs; and
•
Section 408A Roth IRAs.
Contributions under any of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax (or Roth) contributions. Contracts purchased under these retirement arrangements generally are referenced in this document as “Qualified Contracts.”
Tax Consequences in General
Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.
All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to non-natural owners of nonqualified Contracts.
Transfers among investment options within a variable annuity contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within an annuity contract or the frequency of transfers between investment options, or both, in order for the contract to be treated as an annuity contract for federal income tax purposes (investor control). If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.
Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as “amounts not received as an annuity” in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.
Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 59½ are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. The SAI lists a number of additional exceptions to the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.
In addition, distributions from certain contracts may be subject to a 3.8% tax on net investment income on investment income in excess of applicable thresholds for Modified Adjusted Gross Income (“MAGI”; $250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the applicable MAGI threshold will be required to pay this tax on net investment income in excess of that threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This tax generally does not apply to Qualified Contracts; however, taxable distributions from such Contracts may be taken into account in determining the applicability of the MAGI thresholds.
On December 20, 2019, the Setting Every Community Up for Retirement Enhancement (SECURE) Act was signed into law as part of larger appropriations legislation. Additionally, the SECURE 2.0 Act of 2022 (SECURE 2.0) was passed on December 29, 2022. The SECURE and SECURE 2.0 Acts include many provisions affecting Qualified Contracts, including:
•
an increase in the age at which required minimum distributions (RMDs) generally must commence. The updated RMD ages are:
○
Age 75 if you were born on or after January 1, 1960
○
Age 73 if you were born on or after January 1, 1951 and before January 1, 1960
○
Age 72 if you were born on or after July 1, 1949 and before January 1, 1951
○
Age 70½ if you were born before July 1, 1949
•
new limitations on the period for beneficiary distributions following the death of the plan participant or IRA owner (when the death occurs on or after January 1, 2020);
•
elimination of the age 70½ restriction on IRA contributions for tax years beginning in 2020 (combined with an offset to the amount of eligible qualified charitable distributions (QCDs) by the amount of post-70½ IRA contributions);
•
new exceptions to the 10% additional tax on early distributions, for the birth or adoption of a child, which also became an allowable plan distribution event (starting in 2020) for terminal illness and for eligible distributions for domestic abuse victims (starting in 2024);
•
expansion of distribution and loan rules (including loan repayment) for qualified disaster recovery distributions from certain employer-sponsored retirement plans and IRAs; and,
•
a reduction of the earliest permissible age for in-service distributions from pension plans and governmental Section 457 plans to 59½, starting in 2020.
Some provisions in these acts are subject to the terms of an employer’s retirement plan.
The foregoing is not an exhaustive list. The SECURE and SECURE 2.0 Acts included many additional provisions affecting Qualified Contracts. Additionally, on July 19, 2024, the IRS and Treasury Department released final regulations and proposed regulations under Code section 401(a)(9). The proposed regulations include proposed updates for the RMD changes made by the SECURE Act.
In 2019 the IRS issued multiple letter rulings to individual insurance companies recognizing the ability, in specific circumstances, to treat the payment of investment advisory fees to an investment advisor out of nonqualified contracts as non-taxable withdrawals from the contracts. IRS letter rulings generally may only be relied upon by the party to whom they are issued.
VALIC obtained such a Private Letter Ruling. Under the terms of VALIC’s Private letter Ruling obtained in September 2020, the Advisory Agreement the Adviser for the Contract will help you select investment options for the Contract. Advisory Program

Fees for such services will not exceed an annual rate of 1.5% of the Contract’s cash value for the period to which the Advisory Program Fees relate. The Contract is solely liable for the fees. The Advisory Program Fees may not constitute compensation to the Adviser for servicers related to any assets other than the Contract. The Advisory Program Fees are an expense of the Contract and not a distribution to you as the owner. Any payment of advisory fees inconsistent which such requirements may be treated as withdrawals for tax purposes by the Company and/or by the IRS. Notwithstanding tax treatment of Advisory Program Fees by the Company, federal and/or state taxing authorities could determine that such fees should be treated as taxable withdrawals. In such circumstances any expenses prior to your attainment of age 59½ could result in a 10% early withdrawal penalty tax in addition to income tax.
It is the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.
Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.
Legal Proceedings

There are no pending legal proceedings affecting the Separate Account. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations and inquiries involving the Company, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Separate Account or of the Company to meet its obligations under the variable annuity contracts.
Various lawsuits against the Company have arisen in the ordinary course of business. As of the date of this prospectus, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Separate Account or of the Company to meet its obligations under the variable annuity contracts.
Financial Statements

Information about the financial statements of the Company and the Separate Account are included in the SAI. Instructions for obtaining the SAI can be found on the back cover of this prospectus. We encourage both existing and prospective contract owners to read and understand the financial statements.

Appendix A — Funds Available Under the Contract

The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.corebridgefinancial.com/rs/prospectus-and-reports/annuities. You can also request this information at no cost by calling 1-800-448-2542.
The current expenses and performance information below reflect fees and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge, such as Platform Charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.
Type	Fund – Share Class Adviser/Sub-Adviser[1]	Current Expenses	Platform Charge[4]	Current Expenses + Platform Charge	Average Annual Total Returns (as of Dec. 31, 2024)
					1 Year	5 Year	10 Year (or life of fund)
Domestic Large-Cap Equity	Systematic Growth Fund[2,3] Adviser: VALIC Sub-Advisers: Goldman Sachs Asset Management, L.P. and Wellington Management Company LLP	0.65%	None	0.65%	34.48%	13.26%	14.17%
	Capital Appreciation Fund[2] Adviser: VALIC Sub-Adviser: Columbia Management Investment Advisers, LLC	0.77%	None	0.77%	31.78%	17.48%	14.45%
	Dividend Value Fund[2,3] Adviser: VALIC Sub-Advisers: BlackRock Investment Management, LLC and ClearBridge Investments, LLC	0.68%	None	0.68%	12.84%	8.00%	8.50%
	Growth Fund[2,3] Adviser: VALIC Sub-Advisers: BlackRock	0.62%	None	0.62%	32.74%	16.43%	14.46%
	Large Capital Growth Fund[2] Adviser: VALIC Sub-Adviser: Massachusetts Financial Services Company	0.70%	None	0.70%	16.24%	12.44%	13.21%
	Nasdaq-100® Index Fund[2,3] Adviser: VALIC Sub-Adviser: BlackRock	0.43%	None	0.43%	25.27%	19.55%	17.90%
	Stock Index Fund[2,3] Adviser: VALIC Sub-Adviser: BlackRock	0.23%	None	0.23%	24.66%	14.17%	12.74%
	Systematic Core Fund[2,3] Adviser: VALIC Sub-Adviser: Goldman Sachs	0.64%	None	0.64%	23.11%	14.06%	12.32%
	Systematic Value Fund[2,3] Adviser: VALIC Sub-Adviser: Wellington Management	0.65%	None	0.65%	16.74%	9.02%	8.41%
	U.S. Socially Responsible Fund[2] Adviser: VALIC Sub-Adviser: BlackRock	0.36%	None	0.36%	18.61%%	11.99%	11.50%
Domestic Mid- Cap Equity	Mid Cap Strategic Growth Fund[2] Adviser: VALIC Sub-Advisers: Janus Henderson Investors US LLC and Voya Investment Management Co. LLC	0.74%	None	0.74%	19.78%	11.99%	12.04%
	Mid Cap Value Fund[2] Adviser: VALIC Sub-Advisers: Boston Partners Global Investors, Inc. (d/b/a Boston Partners) and Wellington Management	0.82%	None	0.82%	10.85%	9.44%	8.38%
	Mid Cap Index Fund[2] Adviser: VALIC Sub-Adviser: BlackRock	0.35%	None	0.35%	13.51%	9.94%	9.32%

Type	Fund – Share Class Adviser/Sub-Adviser[1]	Current Expenses	Platform Charge[4]	Current Expenses + Platform Charge	Average Annual Total Returns (as of Dec. 31, 2024)
					1 Year	5 Year	10 Year (or life of fund)
Domestic Small- Cap Equity	Small Cap Growth Fund[2,3] Adviser: VALIC Sub-Advisers: American Century Investment, Inc. and T. Rowe Price Associates, Inc.	0.87%	None	0.87%	10.85%	5.38%	9.90%
	Small Cap Index Fund[2,3] Adviser: VALIC Sub-Adviser: BlackRock	0.7%	None	0.37%	11.21%	7.02%	7.52%
	Small Cap Special Values Fund[2] Adviser: VALIC Sub-Adviser: Allspring Global Investments, LLC	1.07%	None	1.07%	6.48%	7.53%	8.25%
	Small Cap Value Fund[2,3] Adviser: VALIC Sub-Adviser: JPMIM	0.81%	None	0.81%	9.08%	8.05%	6.58%
Global Equity (International and Domestic)	Global Strategy Fund[2,3] Adviser: VALIC Sub-Advisers: Franklin Advisers, Inc. and Brandywine Global Investment Management LLC	0.65%	None	0.65%	12.15%	3.96%	3.37%
	International Socially Responsible Fund[2,3] Adviser: VALIC Sub-Adviser: BlackRock	0.58%	None	0.58%	2.96%	3.96%	3.37%
International Equity	Emerging Economies Fund[2] Adviser: VALIC Sub-Adviser: BlackRock	0.95%	None	0.95%	11.41%	1.73%	3.59%
	International Equities Index Fund[2,3] Adviser: VALIC Sub-Adviser: BlackRock	0.43%	None	0.43%	17.25%	7.70%	3.95%
	International Growth Fund[2,3] Adviser: VALIC Sub-Advisers: Morgan Stanley Investment Management Co.	0.81%	None	0.81%	6.58%	4.85%	6.67%
	International Opportunities Fund[2,3] Adviser: VALIC Sub-Advisers: Invesco Advisers, Inc. and Wellington Management	1.00%	None	1.00%	-2.39%	0.98%	5.05%
	International Value Fund[2,3] Adviser: VALIC Sub-Advisers: Goldman Sachs and Columbia Management Investment Advisers, LLC	0.78%	None	0.78%	8.43%	4.41%	3.74%
Specialty	Global Real Estate Fund[2] Adviser: VALIC Sub-Advisers: Duff & Phelps Investment Management Co. and MFS	0.91%	None	0.91%	1.40%	-0.99%	2.63%
	Science & Technology Fund[2,3] Adviser: VALIC Sub-Advisers: BlackRock, Voya	0.91%	None	0.91%	32.60%	17.23%	17.41%

Type	Fund – Share Class Adviser/Sub-Adviser[1]	Current Expenses	Platform Charge[4]	Current Expenses + Platform Charge	Average Annual Total Returns (as of Dec. 31, 2024)
					1 Year	5 Year	10 Year (or life of fund)
Hybrid (Equity and Fixed Income)	Aggressive Growth Lifestyle Fund[2,3] Adviser: VALIC Sub-Adviser: JPMIM	0.58%	None	0.58%	14.23%	8.07%	7.59%
	Asset Allocation Fund[2,3] Adviser: VALIC Sub-Adviser: JPMIM	0.65%	None	0.65%	15.00%	8.21%	5.54%
	Conservative Growth Lifestyle Fund[2,3] Adviser: VALIC Sub-Adviser: JPMIM	0.62%	None	0.62%	7.53%	4.17%	4.53%
	Moderate Growth Lifestyle Fund[2,3] Adviser: VALIC Sub-Adviser: JPMIM	0.58%	None	0.58%	10.82%	6.64%	6.56%
Fixed Income	Core Bond Fund[2] Adviser: VALIC Sub-Advisers: PineBridge Investments LLC and JPMIM	0.48%	None	0.48%	1.69%	0.04%	1.59%
	Goldman Sachs VIT Government Money Market Fund[3] – Institutional Shares Adviser: Goldman Sachs	0.18%	None	0.18%	5.17%	2.42%	1.70%
	Government Securities Fund[2] Adviser: VALIC Sub-Adviser: JPMIM	0.60%	None	0.60%	1.14%	-0.50%	0.84%
	High Yield Bond Fund[2,3] Adviser: VALIC Sub-Adviser: Wellington Management	0.68%	None	0.68%	6.52%	3.69%	4.58%
	Inflation Protected Fund[2,3] Adviser: VALIC Sub-Adviser: Wellington Management	0.59%	None	0.59%	1.18%	1.59%	1.95%
	International Government Bond Fund[2] Adviser: VALIC Sub-Adviser: PineBridge	0.81%	None	0.81%	-1.00%	-1.82%	0.41%
1 The following adviser/sub-adviser abbreviations are used in this table:
•
Allspring – Allspring Global Investments, LLC
•
BlackRock – BlackRock Investment Management, LLC
•
Goldman Sachs – Goldman Sachs Asset Management, L.P.
•
JPMIM – J.P. Morgan Investment Management Inc.
•
MFS – Massachusetts Financial Services Company
•
PineBridge – PineBridge Investments LLC
•
VALIC – The Variable Annuity Life Insurance Company
•
Voya – Voya Investment Management Co. LLC
•
Wellington Management – Wellington Management Company LLP
2 A VALIC Company I Fund.
3 This Fund is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Fund prospectus for additional information.
4 A Platform Charge may only be increased to the extent that the Base Contract Expense plus the Platform Charge does not exceed 1.00%.

Appendix B — State Contract Variability

Prospectus	Provision Availability or Variation	Issue State
Free Look
California free look period for under age 60 replacements is 30 days. For over age 60, the free look period and free look period for replacement contracts is 30 days. Additionally, during the
30-day period the premium is placed in a money market fund, unless the owner directs that the premium be invested in a stock or bond portfolio. If the premium is placed in a money market fund, and the owner returns the contract within the 30-day period, the owner is entitled to a refund of the premium and any policy fee paid. If the owner directs that the premium be invested in a stock or bond portfolio and returns the contract within the 30-day period, the owner is entitled to a refund of the policy’s account value on the day the policy is received by the company or agent.
California
Free Look	District of Columbia does not have specific language for replacement contracts.	District of Columbia
Free Look	Delaware requires a 20-day free look period for replacement contacts. The premium may be placed in a money market fund until the end of the free look period.	Delaware
Free Look	Florida requires a 21-day free look period.	Florida
Free Look
North Dakota does not have specific language for replacement contracts. If the contract is returned within the 20 days, the company must process the refund of the contract value on the business day during which the notice of cancellation is received.
North Dakota
Free Look
South Dakota requires the company to refund an amount equal to the sum of the difference between the purchase payment(s) paid and the amount allocated to any account under the contract, and the contract value on the business day during which the contract (notice of cancellation) is received. The free look period for replacement contracts is 30 days.
South Dakota
Annuitization	In Florida, the earliest date to annuitize is 1 year.	Florida
Purchase Payments	Florida does not allow the company to limit or discontinue purchase payments.	Florida
Premium Tax	We deduct premium tax charges of 0.50% for Qualified contracts and 2.35% for Non-Qualified contracts based on contract value when you begin the Payout Period.	California
Premium Tax	We deduct premium tax charges of 2.0% for Non-Qualified contracts based on total Purchase Payments when you begin the Payout Period.	Maine
Premium Tax	We deduct premium tax charges of 3.5% for Non-Qualified contracts based on contract value when you begin the Payout Period.	Nevada
Premium Tax
For the first $500,000 in the contract, we deduct premium tax charges of 1.25% for Non-
Qualified contracts based on total Purchase Payments when you begin the Payout Period. For any amount in excess of $500,000 in the contract, we deduct front-end premium tax charges of
0.08% for Non-Qualified contracts based on total Purchase Payments when you begin the
Payout Period.
South Dakota
Premium Tax	We deduct premium tax charges of 1.0% for Qualified Contracts and 1.0% for Non-Qualified Contracts based on contract value when you begin the Payout Period.	West Virginia
Premium Tax	We deduct premium tax charges of 1.0% for Non-Qualified contracts based on total Purchase payments when you begin the Payout Period.	Wyoming
B-1

Appendix C — Index Information

The Contract is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Contract. The Corporations make no representation or warranty, express or implied to the owners of the Contract or any member of the public regarding the advisability of investing in securities generally or in the Contract particularly, or the ability of the Nasdaq 100 to track general stock market performance. The Corporations' only relationship to the Company (“Licensee”) is in the licensing of the Nasdaq® and certain trade names of the Corporations and the use of the Nasdaq 100 which is determined, composed, and calculated by Nasdaq without regard to Licensee or the Contract. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Contract into consideration in determining, composing, or calculating the Nasdaq 100. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Contract to be issued or in the determination or calculation of the equation by which the Contract is to be converted into cash. The Corporations have no liability in connection with the administration, marketing, or trading of the Contract.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF NASDAQ 100 OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE CONTRACT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ 100 OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ 100® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES
C-1

The Statement of Additional Information (SAI) contains additional information about the Contract, the Company, and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. You may request a free copy of the SAI or submit inquiries by:
•
Mailing: Annuity Service Center, P.O. Box 15648, Amarillo, Texas 79105
•
Calling: 1-800-448-2542
•
Visiting: www.corebridgefinancial.com/rs/prospectus-and-reports/annuities
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier: C000196999
© 2025 Corebridge Financial, Inc.
All Rights Reserved.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER INDIVIDUAL FIXED
AND VARIABLE DEFERRED ANNUITY CONTRACTS
PORTFOLIO DIRECTOR® FREEDOM ADVISOR

STATEMENT OF ADDITIONAL INFORMATION

April 28, 2025
This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to that set forth in the prospectus for Portfolio Director Freedom Advisor dated April 28, 2025, and should be read in conjunction with the prospectus. The terms used in this SAI have the same meaning as those set forth in the prospectus. A prospectus may be obtained free of charge by calling or writing The Variable Annuity Life Insurance Company (the “Company”), at Retirement Services Center, P.O. Box 15648, Amarillo, Texas 79105; 1-800-448-2542. Prospectuses are also available on the internet at www.corebridgefinancial.com/rs/prospectus-and-reports/annuities.

2

General Information about the Contract

Flexible payment deferred annuity contracts (“Contracts”) are offered in connection with the prospectus to which this SAI relates. Under flexible payment Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to minimum payment requirements under the Contract. The Contracts are non-participating and will not share in any of the profits of the Company.
3

General Information and History about VALIC and the Separate Account

Information about VALIC and the Separate Account, including their dates and forms of organization, as well as a description of VALIC’s business and other information, can be found under “About VALIC” and “About VALIC Separate Account A” in the section titled “General Information” of the prospectus.

Services

Not applicable.

Custodian

VALIC acts as custodian of the Separate Account. VALIC has custody of all assets and cash of the Separate Account and handles the collection of proceeds of shares of the Funds bought and sold by the Separate Account.

Additional Information regarding Federal Tax Matters

Note: Discussions regarding the tax treatment of any annuity contract or retirement plan and program are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company’s understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances. We do not guarantee the tax status or treatment of your annuity.
This section summarizes the major tax consequences of contributions, payments, and withdrawals under the Contracts, during life and after death.
It is VALIC's understanding that for a Qualified Contract described in section 408(b) or 408A of the Internal Revenue Code of 1986, as amended (“Code” or “IRC”), an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.
For nonqualified Contracts, not all Variable Account Options are available within your contract. Variable Account Options that are invested in Mutual Funds available to the general public outside of annuity contracts or life insurance contracts generally are not offered under nonqualified Contracts. Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons will be taxed currently to the owner, and such contracts will not be treated as annuities for federal income tax purposes (except for trusts or other entities as agents for an individual).
Tax Consequences of Purchase Payments
408(b) Individual Retirement Annuities (“408(b) IRAs” or “Traditional IRAs”). For 2025, annual tax-deductible contributions for 408(b) IRA Contracts are limited to the lesser of $7,000 or 100% of compensation ($8,000 if you are age 50 or older), and are generally fully deductible in 2025 only by individuals who:
(i)
are not active Participants in another retirement plan, and are not married;
(ii)
are not active Participants in another retirement plan, are married, and either (a) the spouse is not an active Participant in another retirement plan, or (b) the spouse is an active Participant, but the couple’s adjusted gross income is less than $236,000;
(iii)
are active Participants in another retirement plan, are unmarried, and have adjusted gross income of less than $79,000; or
(iv)
are active Participants in another retirement plan, are married, and have adjusted gross income of less than $126,000.
4

Active Participants in other retirement plans whose adjusted gross income exceeds the limits in (ii), (iii) or (iv) by less than $10,000 or (iv) by less than $20,000 are entitled to make deductible 408(b) IRA contributions in proportionately reduced amounts. If a 408(b) IRA is established for a non-working spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses’ Contracts cannot exceed the lesser of $14,000 or 100% of the working spouse’s earned income, and no more than $7,000 may be contributed to either spouse’s IRA for any year. The $14,000 limit increases to $16,000 if both spouses are age 50 or older ($1,000 for each spouse age 50 or older).
You may be eligible to make nondeductible IRA contributions of an amount equal to the lesser of:
(i)
$7,000 ($8,000 if you are age 50 or older; $14,000 for you and your spouse’s IRAs, or $16,000 if you are both age 50 or older) or 100% of compensation; or
(ii)
your applicable IRA deduction limit.
You may also make contributions of eligible rollover amounts from other tax-qualified plans and contracts. See Tax-Free Rollovers, Transfers and Exchanges.
408A Roth Individual Retirement Annuities (“408A Roth IRAs” or “Roth IRAs”). For 2025, annual nondeductible contributions for 408A Roth IRA Contracts are limited to the lesser of $7,000 or 100% of compensation ($8,000 if you are age 50 or older), and a full contribution may be made only by individuals who:
(i)
are unmarried and have adjusted gross income of less than $150,000; or
(ii)
are married and filing jointly and have adjusted gross income of less than $236,000.
The available nondeductible 408A Roth IRA contribution is reduced proportionately to zero where modified AGI is between $236,000 and $246,000 for those who are married filing joint returns. No contribution may be made for those with modified AGI over $246,000. Similarly, the contribution is reduced for those who are single with modified AGI between $150,000 and $165,000, with no contribution for singles with modified AGI over $165,000. Similarly, individuals who are married and filing separate returns and whose modified AGI is over $10,000 may not make a contribution to a Roth IRA; a portion may be contributed for modified AGI between $0 and $10,000.
All contributions to 408(b) traditional IRAs and 408A Roth IRAs must be aggregated for purposes of the annual contribution limit.
Nonqualified Contracts. Purchase Payments made under nonqualified Contracts, whether under an employer-sponsored plan or arrangement or independent of any such plan or arrangement, are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit value of a nonqualified Contract resulting from the investment performance of VALIC Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons (except for trusts or other entities as agent for an individual), however, are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made after February 28, 1986 to such Contracts.
Tax Consequences of Distributions
408(b) Traditional IRAs. Distributions are generally taxed as ordinary income to the recipient. Rollovers from a Traditional IRA to a Roth IRA, and conversions of a Traditional IRA to a Roth IRA, where permitted, are generally taxable in the year of the rollover or conversion. The taxable value of such a conversion may take into account the value of certain benefits under the Contract. Prior to 2010, individuals with adjusted gross income over $100,000 were generally ineligible for such conversions, regardless of marital status, as were married individuals who file separately. Beginning in 2010, such conversions are available without regard to income.
408A Roth IRAs. “Qualified” distributions upon attainment of age 59 ½, upon death or disability or for qualifying first-time homebuyer expenses are tax-free as long as five or more years have passed since the first contribution to the taxpayer’s first 408A Roth IRA. Qualified distributions may be subject to state income tax in some states. Nonqualified distributions are generally taxable to the extent that the distribution exceeds Purchase Payments.
Nonqualified Contracts. Partial redemptions from a nonqualified Contract purchased after August 13, 1982 (or allocated to post- August 13, 1982 Purchase Payments under a pre-existing Contract), generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity. Partial redemptions from a nonqualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his pre-August 14, 1982 investment in the Contract. The amount received in a complete redemption of a nonqualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owner’s investment in the Contract. Two or
5

more Contracts purchased from VALIC (or an affiliated company) by a Contract Owner within the same calendar year, after October 21, 1988, are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.
When payments are received as an annuity, the Contract Owner’s investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Upon death prior to recovering tax-free their entire investment in the Contract, individuals generally are entitled to deduct the unrecovered amount on their final tax return.
Special Tax Consequences — Early Distribution
408A Roth IRAs. Distributions, other than “qualified” distributions where the five-year holding rule is met, are generally subject to the same 10% penalty tax on amounts included in income as for other IRAs. Distributions of rollover or conversion contributions may be subject to a 10% penalty tax if the distribution of those contributions is made within five years of the rollover/conversion.
Nonqualified Contracts. A 10% penalty tax applies to the taxable portion of a distribution received before age 59 ½ under a nonqualified Contract, unless the distribution is:
(1)
to a Beneficiary on or after the Contract Owner’s death;
(2)
upon the Contract Owner’s disability;
(3)
part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner, or the lives or joint life expectancy of the Contract Owner and Beneficiary for a period lasting the later of 5 years or until the Contract Owner attains age 59 ½;
(4)
made under an immediate annuity contract; or
(5)
allocable to Purchase Payments made before August 14, 1982.
Special Tax Consequences — Required Distributions
408(b) Traditional IRAs. Generally, minimum required distributions are required from pre-tax amounts accumulated under the Contract and must commence no later than April 1 of the calendar year following the later of the calendar year in which the Contract Owner attains age 70 ½ (or age 72, for individuals born on or after July 1, 1949. Required distributions must be made over a period no longer than the period determined under The IRS’ Uniform Life Expectancy Table reflecting the joint life expectancy of the Contract Owner and a Beneficiary not more than 10 years younger than the Contract Owner, or if the Contract Owner’s spouse is the sole Beneficiary and is more than 10 years younger than the Contract Owner, their joint life expectancy. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.
Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:
(i)
must begin to be paid when the Contract Owner attains age 75 or retires, whichever is later; and; and
(ii)
the present value of payments expected to be made over the life of the Contract Owner, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the “50% rule”).
At the Contract Owner’s death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin by December 31st of the year following the year of death and be paid over the single life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must be made over a period that does not exceed the longer of the Contract Owner’s or the designated Beneficiary’s life expectancy. Exceptions to this rule may apply in the case of a beneficiary who is also the participant’s spouse.
Additional rules, requirements and exceptions may apply. Individuals should consult their personal tax advisor.
A Participant generally may aggregate his or her IRAs for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.
6

408A Roth IRAs. Minimum distribution requirements generally applicable to 403(b) Annuities, 401(a)/(k) and 403(a) qualified plans, 408(b) IRAs, SEPs and 457 Plans do not apply to 408A Roth IRAs during the Contract Owner’s lifetime, but generally do apply after the Contract Owner’s death.
A Beneficiary generally may aggregate his or her Roth IRAs inherited from the same decedent for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.
Nonqualified Contracts. Nonqualified Contracts do not require commencement of distributions at any particular time during the Contract Owner’s lifetime, and generally do not limit the duration of annuity payments.
However, at the Contract Owner’s death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as in effect at the time of death. Similar distribution requirements will also apply if the Contract Owner is not a natural person, if the Annuitant dies or is changed. An exception to this rule may apply in the case of a beneficiary who is also the participant’s spouse.
Tax-Free Rollovers, Transfers and Exchanges
408(b) Traditional IRAs and SEPs. Funds may be rolled over tax-free to or from a 408(b) IRA Contract, from a 403(b) program, a 401(a)/(k) or 403(a) qualified plan, or a governmental Eligible Deferred Compensation Plan ("EDCP") under certain conditions. In addition, tax-free rollovers may be made from one 408(b) IRA (other than a Roth IRA) to another provided that no more than one such rollover is made during any 12-month period.
408A Roth IRAs. Funds may be transferred tax-free from one 408A Roth IRA to another. Funds in a 408(b) IRA or eligible retirement plan (401(a)/(k), 403(b) or governmental 457(b)) may be rolled in a taxable transaction to a 408A Roth IRA.
Special, complicated rules governing holding periods and avoidance of the 10% penalty tax apply to rollovers from 408(b) IRAs to 408A Roth IRAs, and may be subject to further modification by Congress. You should consult your tax advisor regarding the application of these rules.
408(p) SIMPLE IRAs. Funds may generally be rolled over tax-free from a SIMPLE IRA to a 408(b) IRA. However, during the two-year period beginning on the date you first participate in any SIMPLE IRA plan of your employer, SIMPLE IRA funds may only be rolled to another SIMPLE IRA.
Nonqualified Contracts. Certain of the nonqualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. A full or partial exchange of one annuity Contract for another is a tax-free transaction under section 1035, provided that the requirements of that section are satisfied. However, the exchange is reportable to the IRS.
Effect of Tax-Deferred Accumulations
The chart below compares the results from contributions made to:
•
A Contract issued to a tax-favored retirement program purchased with pre-tax contributions (Purchase Payments);
•
A nonqualified Contract purchased with after-tax contributions (Purchase Payments); and
•
Taxable accounts such as savings accounts.
7

This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax-deferred account (shown above as “Taxable Account”); (2) contributing $100 to a nonqualified, tax-deferred annuity (shown above as “Nonqualified Contract Tax-Deferred Annuity”); and (3) contributing $100 per month ($133.33 since contributions are made before tax) to an annuity purchased under a tax-deferred retirement program (shown above as “Tax-Deferred Annuity”). The chart assumes a 25% tax rate and a 4% annual rate of return. Variable options incur separate account charges and may also incur account maintenance charges and surrender charges, depending on the contract. The chart does not reflect the deduction of any such charges or any advisory fees paid to financial intermediaries from contract value or other assets of the owner, and, if reflected, would reduce the amounts shown. Federal withdrawal restrictions and a 10% tax penalty may apply to withdrawals before age 59 ½. This information is for illustrative purposes only and is not a guarantee of future return for any specific investment.
Unlike taxable accounts, contributions made to tax-favored retirement programs and nonqualified Contracts generally provide tax-deferred treatment on earnings. In addition, pre-tax contributions made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program may increase the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.
To further illustrate the advantages of tax-deferred savings using a 25% federal tax bracket, an annual return (before the deduction of any fees or charges) of 4% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual return of 3% under a taxable program. The 4% return on the tax-deferred program will be reduced by the impact of income taxes upon withdrawal. The return will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees or charges) after-tax amounts that would be received.
By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment, regardless of which type of qualifying investment arrangement that is selected. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a taxable account:
Paycheck Comparison
	Tax-Favored Retirement Program	Taxable Account
Annual amount available for savings before federal taxes	$2,400	$2,400
Current federal income tax due on Purchase Payments	0	$(600)
Net retirement plan Purchase Payments	$2,400	$1,800
This chart assumes a 25% federal income tax rate. The $600 that is paid toward current federal income taxes reduces the actual amount saved in the taxable account to $1,800 while the full $2,400 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,400, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a taxable account requires the full $2,400 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such
8

as one under section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income. This chart is an example only and does not reflect the return of any specific investment.
Foreign Account Tax Compliance Act (“FATCA”)
U.S. persons should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity holding accounts on behalf of U.S. persons if such entity fails to provide applicable certifications to the U.S. government. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable certification to the contrary. Prospective purchasers with accounts in foreign financial institutions or foreign entities should consult with their tax advisor regarding the application of FATCA to their purchase.
Other Withholding Tax
A non-resident Contract Owner that is not exempt from United States federal withholding tax should consult its tax advisor as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.

Calculation of Surrender Charge

The Contract does not contain a surrender charge.

Purchase Unit Value

Purchase Unit value is discussed in the prospectus under “Purchase Period.” The Purchase Unit value for a Division is calculated as shown below:
Step 1: Calculate the gross investment rate:
Gross Investment Rate
=	(equals)
The Division’s investment income and capital gains and losses (whether realized or unrealized) on that day from the assets attributable to the Division.
÷	(divided by)
The value of the Division for the immediately preceding day on which the values are calculated.
We calculate the gross investment rate as of 4:00 p.m. Eastern time on each business day when the Exchange is open.
Step 2: Calculate net investment rate for any day as follows:
Net Investment Rate
=	(equals)
Gross Investment Rate (calculated in Step 1)
–	(minus)
Separate Account charges.
Step 3: Determine Purchase Unit Value for that day.
Purchase Unit Value for that day.
=	(equals)
Purchase Unit Value for immediate preceding day.
×	(multiplied by)
Net Investment Rate (as calculated in Step 2) plus 1.00.
9

The following illustrations show a calculation of new Purchase Unit value and the purchase of Purchase Units (using hypothetical examples):
Illustration of Calculation of Purchase Unit Value
Example 3.
1.	Purchase Unit value, beginning of period	$1.800000
2.	Value of Fund share, beginning of period	$21.200000
3.	Change in value of Fund share	$.500000
4.	Gross investment return (3)÷(2)	.023585
5.	Daily separate account fee*	.000027
*Fee of 1% per annum used for illustrative purposes.
6.	Net investment return (4)—(5)	.023558
7.	Net investment factor 1.000000+(6)	1.023558
8.	Purchase Unit value, end of period (1)×(7)	$1.842404
Illustration of Purchase of Purchase Units (Assuming No State Premium Tax)
Example 4.
1.	First Periodic Purchase Payment	$100.00
2.	Purchase Unit value on effective date of purchase (see Example 3)	$1.800000
3.	Number of Purchase Units purchased (1)÷(2)	55.556
4.	Purchase Unit value for valuation date following purchase (see Example 3)	$1.842404
5.	Value of Purchase Units in account for valuation date following purchase (3)×(4)	$102.36

Payout Payments

Assumed Investment Rate
The discussion concerning the amount of Payout Payments which follows this section is based on an Assumed Investment Rate of 3½% per annum. However, the Company will permit each Annuitant choosing a variable payout option to select an Assumed Investment Rate permitted by state law or regulations other than the 3½% rate described here as follows: 3%, 4½%, 5% or 6% per annum. (Note: an Assumed Investment Rate higher than 5% may not be selected under the Contracts.) The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of VALIC Separate Account A.
Amount of Payout Payments
The amount of the first variable Payout Payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable annuity as of the tenth day immediately preceding the date Payout Payments commence, the amount of any premium tax owed, the annuity option selected, and the age of the Annuitant.
The Contracts contain tables indicating the dollar amount of the first Payout Payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3%, 3½%, 4% and 5% per annum (3½% in the group Contract).
The portion of the first monthly variable Payout Payment derived from a Division of VALIC Separate Account A is divided by the Payout Unit value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed annuity.
10

In any subsequent month, the dollar amount of the variable Payout Payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous Payout Payment, less an adjustment to neutralize the 3½% or other Assumed Investment Rate referred to above.
Therefore, the dollar amount of variable Payout Payments after the first year will vary with the amount by which the net investment return is greater or less than 3½% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first Payout Payment in the next year will be approximately 1½ percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first Payout Payment in the next year will be approximately 2½ percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.
Each deferred Contract provides that, when fixed Payout Payments are to be made under one of the first four payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity Contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.
Payout Unit Value
The value of a Payout Unit is calculated at the same time that the value of a Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See “Purchase Period” in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under “Payout Period.”
The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.
Illustration of Calculation of Payout Unit Value
Example 8.
1.	Payout Unit value, beginning of period	$.980000
2.	Net investment factor for Period (see Example 3)	1.023558
3.	Daily adjustment for 3 ½% Assumed Investment Rate	.999906
4.	(2)x(3)	1.023462
5.	Payout Unit value, end of period (1)x(4)	$1.002993
Illustration of Payout Payments
Example 9. Annuitant age 65, Life Annuity with 120 Payments Certain
1.	Number of Purchase Units at Payout Date	10,000.00
2.	Purchase Unit value (see Example 3)	$1.800000
3.	Account Value of Contract (1)×(2)	$18,000.00
4.	First monthly Payout Payment per $1,000 of Account Value	$5.63
5.	First monthly Payout Payment (3)×(4)÷1,000	$101.34
6.	Payout Unit value (see Example 8)	$.980000
7.	Number of Payout Units (5)÷(6)	$103.408
8.	Assume Payout Unit value for second month equal to	$.997000
9.	Second monthly Payout Payment (7)×(8)	$103.10
10.	Assume Payout Unit value for third month equal to	$.953000
11.	Third monthly Payout Payment (7)×(10)	$98.55
11

Distribution of Variable Annuity Contracts

The Company has qualified or intends to qualify the Contracts for sale in all fifty states and the District of Columbia and will commence offering the Contracts promptly upon qualification in each such jurisdiction.
The Contracts are sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers that are members of the Financial Industry Regulatory Authority (“FINRA”).
Corebridge Capital Services, Inc. (the “Distributor”), is the distributor for VALIC Separate Account A. The Distributor, an affiliate of the Company, is located at 30 Hudson Street, 16th Floor, Jersey City, NJ 07302. The Distributor is a Delaware corporation and a member of FINRA.
VALIC Financial Advisors, Inc. (“VFA”) registered representatives are not directly compensated for the sales of the Contract. Instead, VFA representatives who are licensed investment advisory representatives are compensated through a Contract Owner’s payment of investment advisory fees under an advisory program in which the Contract Owner has entered into an investment advisory agreement with VFA.
Pursuant to its underwriting agreement with the Distributor and VALIC Separate Account A, the Company reimburses the Distributor for reasonable sales expenses, including overhead expenses.

Experts

PricewaterhouseCoopers LLP, located at 1000 Louisiana Street, Suite 5800, Houston, TX 77002, serves as the independent registered public accounting firm for The Variable Annuity Life Insurance Company Separate Account A and The Variable Annuity Life Insurance Company ("VALIC").
You may obtain a free copy of these financial statements if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019, call us at 1-800-448-2542, or visit www.corebridgefinancial.com/rs/prospectus-and-reports/annuities. The financial statements have also been filed with the SEC and can be obtained through its website at www.sec.gov.
The following financial statements incorporated by reference within the SAI included on the most recent Form N-VPFS filed with the SEC have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
•
The Audited statement of assets and liabilities of The Variable Annuity Life Insurance Company Separate Account A of The Variable Annuity Life Insurance Company as of December 31, 2024, and the related statements of operations and changes in net assets for each of the two years in the period then ended December 31, 2024.
•
The Audited Statutory Financial Statements and Supplemental Information of The Variable Annuity Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2024, and December 31, 2023, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2024.
The financial statements of VALIC should be considered only as bearing on the ability of VALIC to meet its obligation under the contracts.

Comments on Financial Statements

The financial statements of The Variable Annuity Life Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.
Not all of the VALIC Separate Account A Divisions are available under the Contracts described in the prospectus.
© 2025 Corebridge Financial, Inc.
All Rights Reserved.
12

Part C — Other InformatiON
Item 27.

Exhibit Number	Description	Location
(a)(1)
Resolutions adopted by The Variable Annuity
Life Insurance Company Board of Directors
at its Annual Meeting of April 18, 1979,
establishing The Variable Annuity Life
Insurance Company Separate Account A.

Incorporated by reference to Post-Effective Amendment
No. 5 to Form N-4 Registration Statement (File
No. 033-75292/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on March 1,
1996, Accession No. 0000950129-96-000265.

(a)(2)	Restated Resolutions dated September 1, 2002, adopted by unanimous written consent of Executive Committee of The Variable Annuity Life Insurance Company Board of Directors.
Incorporated by reference to Post-Effective Amendment
No. 21 to Form N-4 Registration Statement (File
No. 033-75292/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on April 30,
2003, Accession No. 0000899243-03-000987.

(b)	Custodian Agreements.	Not Applicable.
(c)(1)	Distribution Agreement between The Variable Annuity Life Insurance Company, The Variable Annuity Life Insurance Company Separate Account A and AIG Capital Services, Inc. effective December 31, 2018.
Incorporated by reference to Post-Effective Amendment
No. 26 to Form N-4 Registration Statement (File
No. 333-137942/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on April 30,
2019, Accession No. 0001193125-19-128514.

(d)(1)	Individual Annuity Contract (IRA) (Form ICC17-V-806-IRA (7/17)).
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-4 Registration Statement (File Nos
333-220957/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A, filed on
December 26, 2017, Accession No. 0001193125-17-378295.

(d)(2)	Individual Annuity Contract (NQDA) (Form ICC17-V-806-NQ (7/17)).
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-4 Registration Statement (File Nos
333-220957/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A, filed on
December 26, 2017, Accession No. 0001193125-17-378295.

(d)(3)	Individual Retirement Annuity Endorsement (Form ICC16-VE-6171 (12/15)).
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-4 Registration Statement (File Nos
333-220957/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A, filed on
December 26, 2017, Accession No. 0001193125-17-378295.

(d)(4)	Roth Individual Retirement Annuity Endorsement (Form ICC16-VE-6172 (12/15)).
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-4 Registration Statement (File Nos
333-220957/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A, filed on
December 26, 2017, Accession No. 0001193125-17-378295.

(d)(5)	Contract Endorsement Form.
Incorporated by reference to Post-Effective Amendment
No. 27 to Form N-4 Registration Statement (File
No. 333-137942/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on April 28,
2020, Accession No. 0001683863-20-006208.

(e)(1)	Application for Portfolio Director Freedom Advisor (IRA).
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-4 Registration Statement (File Nos
333-220957/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A, filed on
December 26, 2017, Accession No. 0001193125-17-378295.

(e)(2)	Application for Portfolio Director Freedom Advisor (NQDA).
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-4 Registration Statement (File Nos
333-220957/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A, filed on
December 26, 2017, Accession No. 0001193125-17-378295.

(f)(1)	Copy of Amended and Restated Articles of Incorporation of The Variable Annuity Life Insurance Company, effective as of April 28, 1989.
Incorporated by reference to Post-Effective Amendment
No. 5 to Form N-4 Registration Statement (File
No. 033-75292/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on March 1,
1996, Accession No. 0000950129-96-000265.

Exhibit Number	Description	Location
(f)(2)	Copy of Amendment Number One to Amended and Restated Articles of Incorporation of The Variable Annuity Life Insurance Company (as amended through April 28, 1989) effective March 28, 1990.
Incorporated by reference to Post-Effective Amendment
No. 5 to Form N-4 Registration Statement (File
No. 033-75292/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on March 1,
1996, Accession No. 0000950129-96-000265.

(f)(3)	Copy of Amended and Restated Bylaws of The Variable Annuity Life Insurance Company as amended through August 3, 2006.
Incorporated by reference to Initial Form N-4 (File
No. 333-137942/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on
October 11, 2006, Accession No. 0001193125-06-206012.

(g)	Reinsurance Contracts.	Not Applicable.
(h)(1)	Participation Agreement among VALIC Company I, American General Distributors, Inc. and The Variable Annuity Life Insurance Company.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-4 Registration Statement (File Nos
333-220957/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A, filed on
December 26, 2017, Accession No. 0001193125-17-378295.

(h)(2)(i)	Participation Agreement between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and The Variable Annuity Life Insurance Company dated as of April 29, 2016.
Incorporated by reference to Post-Effective Amendment
No. 6 to Form N-4 Registration Statement (File
No. 333-201800/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on
December 15, 2016, Accession No. 0001193125-16-794260.

(h)(2)(ii)	Amendment to Participation Agreement between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and The Variable Annuity Life Insurance Company effective as of April 29, 2022.
Incorporated by reference to Post-Effective Amendment
No. 5 to Form N-4 Registration Statement (File
No. 033-220957/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on April 27,
2022, Accession No. 0001193125-22-123001.

(h)(2)(iii)	Administrative Services Agreement between Goldman Sachs Asset Management, L.P. and The Variable Annuity Life Insurance Company dated as of April 29, 2016.
Incorporated by reference to Post-Effective Amendment
No. 6 to Form N-4 Registration Statement (File
No. 033-220957/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on April 27,
2023, Accession No. 0001193125-23-121264.

(h)(2)(iv)	Amendment to Administrative Services Agreement between Goldman Sachs Asset Management, L.P. and The Variable Annuity Life Insurance Company effective as of May 2, 2022.
Incorporated by reference to Post-Effective Amendment
No. 6 to Form N-4 Registration Statement (File
No. 033-220957/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on April 27,
2023, Accession No. 0001193125-23-121264.

(i)	Administrative Contracts.	Not Applicable.
(j)	Other Material Contracts.	Not Applicable.
(k)	Opinion of Counsel and Consent of Depositor.
Incorporated by reference to Pre-Effective Amendment
No. 1 to Form N-4 Registration Statement (File Nos
333-220957/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A, filed on
December 26, 2017, Accession No. 0001193125-17-378295.

(l)	Consent of Independent Registered Public Accounting Firm – PricewaterhouseCoopers LLP.	Filed herewith.
(m)	Omitted Financial Statements.	None.
(n)	Initial Capital Agreements.	Not Applicable.
(o)	Form of Initial Summary Prospectus.	Not Applicable.
(p)	Calculation of standard and nonstandard performance information.
Incorporated by reference to Post-Effective Amendment
No. 11 to Form N-4 Registration Statement (File
No. 033-75292/811-03240) of The Variable Annuity Life
Insurance Company Separate Account A filed on
December 23, 1997, Accession No. 0000950129-97-005374.

(q)	Power of Attorney — The Variable Annuity Life Insurance Company.	Filed herewith.

Exhibit Number	Description	Location
101.	Inline Interactive Data File – the instance document does not appear in the Interactive Data File because its iXBRL tags are embedded within the Inline XBRL document.	Filed herewith.
Item 28.  Directors and Officers of the Depositor
The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2929 Allen Parkway, Houston, TX 77019, unless otherwise noted.
Names, Positions and Offices Held with Depositor
Christopher B. Smith (8)	Director, Chairman of the Board and President
Christopher P. Filiaggi (8)	Director, Senior Vice President and Chief Financial Officer
Terri. N. Fiedler (3)	Director, President, Group Retirement
Jonathan J. Novak (1)	Director, President, Institutional Markets
David Ditillo (6)	Director, Executive Vice President and Chief Information Officer
Lisa M. Longino (8)	Director, Executive Vice President and Chief Investment Officer
Emily W. Gingrich	Director, Senior Vice President, Chief Actuary and Corporate Illustration Actuary
Timothy M. Heslin	Director
Bryan Pinsky (2)	Director
John P. Byrne III (3)	President, Financial Distributor
Steven D. (“Doug”) Caldwell, Jr. (5)	Executive Vice President and Chief Risk Officer
Elizabeth B. Cropper (8)	Executive Vice President and Chief Human Resources Officer
Jeffery A. Ferguson (3)	Senior Vice President and Chief Transformation Officer
Roger A. Craig (3)	Senior Vice President, General Counsel and Assistant Secretary
Christina M. Haley (2)	Senior Vice President, Product Filing
Patricia M. Schwartz (2)	Senior Vice President, Head of Valuation and Financial Reporting, and Appointed Actuary
Christopher V. Muchmore (2)	Senior Vice President, Chief Financial Officer, Individual Retirement
Sai P. Raman (7)	Senior Vice President, Institutional Markets
Jonathan A. Gold (8)	Senior Vice President and Deputy Investment Officer
Brigitte K. Lenz	Vice President and Controller
Jennifer P. Powell (3)	Vice President and Chief Compliance Officer, and 38a-1 Compliance Officer
Brian O. Moon (8)	Vice President and Treasurer
Julie Cotton Hearne (3)	Vice President and Corporate Secretary
Mallary L. Reznik (2)	Vice President and Assistant Secretary
Margaret Chih	Vice President and Tax Officer
Mersini G. Keller	Vice President and Tax Officer
Angel R. Ramos (3)	Vice President and Tax Officer
Preston L. Schnoor (2)	Vice President, Product Filing
Aimy T. Tran (2)	Vice President, Product Filing
Thomas Goodwin (3)	Vice President, Business Case Development
Barbara L. Rayll (3)	Vice President, Business Case Development
Michelle D. Campion (4)	Vice President
Korey L. Dalton	Vice President
Jeffrey S. Flinn	Vice President
Christopher J. Hobson (2)	Vice President
Jennifer N. Miller	Vice President
Mark R. Szycher (3)	Vice President
Marjorie D. Brothers (3)	Assistant Secretary
Rosemary Foster (3)	Assistant Secretary
Virginia N. Puzon (2)	Assistant Secretary
Angela G. Bates (5)	Anti-Money Laundering and Economic Sanctions Compliance Officer

Names, Positions and Offices Held with Depositor
Michael F. Mulligan (1)	Head of International Pension Risk Transfer
Ethan D. Bronsnick (8)	Head of U.S. Pension Risk Transfer
Aileen V. Apuy	Manager, State Filings
Connie C. Merer (2)	Assistant Manager, State Filings
Melissa H. Cozart (3)	Privacy Officer
Thomas Bartolomeo (6)	Chief Information Security Officer
Christopher B. Smith (8)	Director, Chairman of the Board and President
Christopher P. Filiaggi (8)	Director, Senior Vice President and Chief Financial Officer
Terri. N. Fiedler (3)	Director, President, Group Retirement

(1)
10880 Wilshire Boulevard, Suite 1101, Los Angeles, CA 90024
(2)
21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367
(3)
2919 Allen Parkway, Woodson Tower, Houston, TX 77019
(4)
2727-A Allen Parkway, 3-D1, Houston, TX 77019
(5)
28 Liberty Street, Floor 45th, New York, NY 10005
(6)
3211 Shannon Road, Durham, NC 27707
(7)
50 Danbury Road, Wilton, CT 06897
(8)
30 Hudson Street, Jersey City, NJ 07302
Item 29.  Persons Controlled by or Under Common Control with Depositor or Registrant
The Registrant is a separate account of The Variable Annuity Life Insurance Company (“Depositor”). The Depositor is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”).An organizational chart for Corebridge can be found as Exhibit 21 in Corebridge Form 10-K, SEC File No. 001-41504, Accession No. 0001889539-25-000014, filed on February 13, 2025. Exhibit 21 is incorporated herein by reference.
Item 30.  Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
The Variable Annuity Life Insurance Company
To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.
Item 31.  Principal Underwriter
(a)  Corebridge Capital Services, Inc. acts as distributor for the following investment companies:

American General Life Insurance Company
Variable Separate Account
Variable Annuity Account Five
Variable Annuity Account Seven
Variable Annuity Account Nine
Variable Annuity Account Ten
AG Separate Account D
AGL Separate Account I of AGL
AGL Separate Account VL-R
The United States Life Insurance Company in the City of New York
FS Variable Separate Account
FS Variable Annuity Account Five
USL Separate Account USL VL-R
USL Separate Account USL A
USL Separate Account RS
The Variable Annuity Life Insurance Company
Variable Annuity Life Insurance Co Separate Account A
SunAmerica Series Trust
Seasons Series Trust
VALIC Company 1
(b)  Directors, Officers and principal place of business:
Officer/Directors*	Position
Christina M. Nasta	Director, Chairman, President and Executive Chief Officer
John P. Byrne III (1)	Director
Nicholas G. Intrieri	Director
Ryan Tapak	Director
Eric Taylor	Director
Frank Curran	Vice President, Chief Financial Officer, Chief Operations Officer, Controller, and Treasurer
Michael Fortey (1)	Chief Compliance Officer
Julie A. Cotton Hearne (1)	Vice President and Secretary
Margaret Chih (2)	Vice President, Tax Officer
Mersini G. Keller	Vice President, Tax Officer
John T. Genoy	Vice President
Mallary L. Reznik (2)	Vice President
Marjorie Brothers (1)	Assistant Secretary
Rosemary Foster (1)	Assistant Secretary
Virginia N. Puzon (2)	Assistant Secretary
* Unless otherwise indicated, the principal business address of Corebridge Capital Services, Inc. and of each of the above individuals is 30 Hudson Street, 16th Floor, Jersey City, NJ 07302.
Principal business address 2919 Allen Parkway, Houston, TX 77019
Principal business address 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997
(c)  Corebridge Capital Services, Inc. retains no compensation or commissions from the Registrant.
Item 32.  Location of Accounts and Records
All records referenced under Section 31(a) of the Investment Company Act of 1940, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The Variable Annuity Life Insurance Company located at 2727-A Allen Parkway, Houston, TX 77019.
Item 33.  Management Services
Not Applicable.

Item 34. Fee Representation and Other Representations
Fee Representation
Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.
Other Representations
The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Variable Annuity Life Insurance Company Separate Account A, certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on this 22nd day of April, 2025.
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT A
(Registrant)
BY: THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
(On behalf of the Registrant and itself)
BY:
*CHRISTOPHER P. FILIAGGI

CHRISTOPHER P. FILIAGGI
DIRECTOR, SENIOR VICE PRESIDENT, AND CHIEF FINANCIAL OFFICER
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
*CHRISTOPHER B. SMITH CHRISTOPHER B. SMITH	Director, Chairman of the Board, and President (Principal Executive Officer)	April 22, 2025

*CHRISTOPHER P. FILIAGGI CHRISTOPHER P. FILIAGGI	Director, Senior Vice President, and Chief Financial Officer (Principal Accounting Officer)(Principal Financial Officer)	April 22, 2025

*TERRI N. FIEDLER TERRI N. FIEDLER	Director	April 22, 2025

*LISA M. LONGINO LISA M. LONGINO	Director	April 22, 2025

*JONATHAN J. NOVAK JONATHAN J. NOVAK	Director	April 22, 2025

*ELIZABETH B. CROPPER ELIZABETH B. CROPPER	Director	April 22, 2025

*TIMOTHY M. HESLIN TIMOTHY M. HESLIN	Director	April 22, 2025

*BRYAN A. PINSKY BRYAN A. PINSKY	Director	April 22, 2025

*BY:/s/ JOHNPAUL S. VAN MAELE JOHNPAUL S. VAN MAELE Attorney-in-Fact pursuant to Powers of Attorney filed previously and/or herewith.	April 22, 2025